UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ivy Funds

Ivy NextShares

InvestEd Portfolios

Ivy Variable Insurance Portfolios

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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IVY FUNDS

IVY NEXTSHARES

INVESTED PORTFOLIOS

IVY VARIABLE INSURANCE PORTFOLIOS

6300 Lamar Avenue

Overland Park, Kansas 66202

February 12, 2019

Dear Shareholder:

A joint special meeting of the shareholders of the Ivy Funds, Ivy NextShares, InvestEd Portfolios and Ivy Variable Insurance Portfolios (collectively, the “Trusts” and each individually, a “Trust,” with each series of a Trust referred to as a “Fund,” and collectively as the “Funds”) will be held on April 26, 2019 at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202 (the “Meeting”).

You are receiving this letter because you were a shareholder of record of at least one Fund as of January 30, 2019 (the “Record Date”). I am writing to ask for your vote at the Meeting on the following proposals affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	To elect eleven (11) trustees to each Board of Trustees of the Trusts:

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To approve a change to the classification from “diversified” to “non-diversified” for each of the following four Funds: Ivy Energy Fund, a series of Ivy Funds; Ivy Natural Resources Fund, a series of Ivy Funds; Ivy VIP Energy, a series of Ivy Variable Insurance Portfolios; and Ivy VIP Natural Resources Fund, a series of Ivy Variable Insurance Portfolios.

3.	To approve a change to the fundamental investment policy regarding concentration for each of two Funds as follows:

With respect to Ivy Natural Resources Fund, a series of Ivy Funds, to approve changing the Fund’s fundamental policy on concentration to state that the Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

With respect to Ivy VIP Natural Resources, a series of Ivy Variable Insurance Portfolios, to approve changing the Fund’s fundamental policy on concentration to state that the Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

The Board of Trustees of each Trust has approved, and unanimously recommends that you vote FOR, all trustee nominees in proposal 1 and FOR proposals 2 and 3.

Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Attendance at the Meeting will be limited to each Trust’s shareholders as of the Record Date. Photographic identification will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, Mediant Communications, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the Proposals or the voting instructions, you may call Mediant Communications at
1-844-288-1895 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

Philip J. Sanders

President of the Trusts

IVY FUNDS

IVY NEXTSHARES

INVESTED PORTFOLIOS

IVY VARIABLE INSURANCE PORTFOLIOS

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of the Ivy Funds, Ivy NextShares, InvestEd Portfolios and Ivy Variable Insurance Portfolios (collectively, the “Trusts” and each individually, a “Trust,” with each series of a Trust referred to as a “Fund,” and collectively as the “Funds”), will be held on April 26, 2019, at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposals (collectively, the “Proposals,” with each being a “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote
Proposal 1:	To Elect Eleven (11) Trustees to the Board of Trustees of each Trust	All shareholders of each Trust, voting separately

Proposal 2:	To Approve a Change to the Classification of Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources from “Diversified” to “Non-Diversified”	All shareholders of Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources, voting separately

Proposal 3:	To Approve a Change to the Fundamental Investment Policy Regarding Concentration for Ivy Natural Resources Fund and Ivy VIP Natural Resources	All shareholders Ivy Natural Resources Fund and Ivy VIP Natural Resources, voting separately

The Board of Trustees of each Trust (collectively, the “Board”) has approved and unanimously recommends that you vote “FOR” all nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

The Proposals are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposals.

The person(s) named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business or the vote required to approve each Proposal is not obtained at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of beneficial interest of a Trust for a vote pursuant to Proposal 1, or a Fund for a vote pursuant to Proposals 2 or 3, present in person or by proxy at the Meeting or an adjournment thereof. The person(s) named as proxy will vote “FOR” any such adjournment those proxies which he or she is entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the Proposals.

Shareholders of record of any Fund at the close of business on January 30, 2019 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please contact our proxy solicitor, Mediant Communications, if you plan to attend the Meeting by calling 1-844-288-1895. You may also speak to a representative, who can assist you with any questions, by calling 1-844-288-1895. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your vote is important to us. Thank you for taking the time to consider the Proposals you are entitled to vote.

By Order of the Board of Trustees of

Ivy Funds

Ivy NextShares

InvestEd Portfolios and

Ivy Variable Insurance Portfolios

Philip J. Sanders

President of the Trusts

February 12, 2019

PROXY STATEMENT

For

IVY FUNDS,

IVY NEXTSHARES,

INVESTED PORTFOLIOS,

and

IVY VARIABLE INSURANCE PORTFOLIOS

6300 Lamar Avenue

Overland Park, Kansas 66202

Dated February 12, 2019

PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2019

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (each a “Board,” and collectively, the “Board”) of the Ivy Funds, Ivy NextShares, InvestEd Portfolios and Ivy Variable Insurance Portfolios (collectively, the “Trusts” and each individually, a “Trust,” with each series of a Trust referred to as a “Fund,” and collectively as the “Funds”) to be voted at a joint special meeting of shareholders of the Trusts on April 26, 2019 at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202, and at any adjournments or postponements thereof (the “Meeting”).

The Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 800-777-6472. This Joint Proxy Statement, the Notice of the Joint Special Meeting of Shareholders and related proxy card(s) will be mailed to shareholders of the Funds beginning on or about February 15, 2019.

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Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposals (collectively, the “Proposals,” with each referred to as a “Proposal”), which are described more fully below:

Shareholders Entitled to Vote
Proposal 1:	To Elect Eleven (11) Trustees to the Board of Trustees of each Trust	All shareholders of each Trust, voting separately

Proposal 2:	To Approve a Change to the Classification of Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources from “Diversified” to “Non-Diversified”	All shareholders of Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources, voting separately

Proposal 3:	To Approve a Change to the Fundamental Investment Policy Regarding Concentration for Ivy Natural Resources Fund and Ivy VIP Natural Resources	All shareholders Ivy Natural Resources Fund and Ivy VIP Natural Resources, voting separately

The Board has unanimously approved and recommends that you vote “FOR” all nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

Shareholders of record of the Funds as of the close of business on January 30, 2019 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund, and class thereof, outstanding and entitled to vote at the Meeting are set forth in Appendix A.

The Meeting will be held at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202. Shareholders who are eligible to vote and who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in

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accordance with your instructions for the Proposals you are entitled to vote. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the Proposals you are entitled to vote, the proxy will be voted FOR the approval of each Proposal you are entitled to vote and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of each Proposal. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

PROPOSAL 1: TO ELECT ELEVEN TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST

Introduction

Each of Ivy Funds, Ivy NextShares, InvestEd Portfolios and Ivy Variable Insurance Portfolios is a separate management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trust is part of the “Fund Complex,” which is comprised of the 45 portfolios within the Ivy Funds (“Ivy Funds”), 3 funds within the Ivy NextShares (“NextShares”), 6 portfolios within the InvestEd Portfolios (“InvestEd”), 28 portfolios within the Ivy Variable Insurance Portfolios (“Ivy VIP”) and Ivy High Income Opportunities Fund (IVH) (a closed-end fund). Each current member of the Board is also a member of the Board of Trustees of each other Trust within the Fund Complex.

At the Meeting, shareholders of each Trust will be asked to elect the following 11 Trustee nominees: the eight Current Trustees (James M. Concannon, James D. Gressett, Joseph Harroz, Jr., Glendon E. Johnson, Jr., Frank J. Ross, Jr., Michael G. Smith, Edward M. Tighe, and Henry J. Herrmann); and three new Trustees (H. Jeffrey Dobbs, Sandra Lawrence, and Philip J. Sanders). Under the Amended and Restated Agreement and Declaration of Trust of each Trust (the “Declarations of Trust”), the By-laws for Ivy Funds and NextShares and the Amended and Restated By-laws of InvestEd and Ivy VIP (collectively, the “By-laws”), a Trustee will be elected to serve as a Trustee until he or she dies, resigns or is removed from office.

Which Funds are affected by this Proposal?

The shareholders of all of the Trusts will be entitled to vote at the Meeting on this Proposal being presented for shareholder consideration. Pursuant to the Declarations of Trust, the shareholders of all of the Funds within a Trust will vote on the Proposal collectively, rather than on a fund-by-fund basis.

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How would approval of the proposal affect the composition of each Board?

After the Meeting, the Board of each Trust would consist of eleven Trustees. Three of the nominees — H. Jeffrey Dobbs, Sandra Lawrence, and Philip J. Sanders — would be added to the Board. Eight of the current Board members — James M. Concannon, James D. Gressett, Joseph Harroz, Jr., Glendon E. Johnson, Jr., Frank J. Ross, Jr., Michael G. Smith, Edward M. Tighe, and Henry J. Herrmann — have previously been elected by shareholders of each Trust or appointed to serve by that Board, and would continue to serve on the Board after the Meeting. Except for Mr. Herrmann and Mr. Sanders, each Trustee would be considered to not be an “interested person” of the Trusts (as such term is defined in the 1940 Act) (the “Independent Trustees”). Because of their affiliation with the adviser of the Funds, Messrs. Herrmann and Sanders would be considered “interested” Trustees.

If the shareholders of any Trust do not approve the Proposal, that Trust’s Board will consider other alternatives.

PROPOSAL 2: TO APPROVE A CHANGE TO THE CLASSIFICATION OF THE IVY ENERGY FUND, IVY NATURAL RESOURCES FUND, IVY VIP ENERGY AND IVY VIP NATURAL RESOURCES FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Introduction

The 1940 Act requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy and classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may

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exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not required to meet the standard of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Which Funds are affected by this Proposal?

Proposal 2 relates to four separate Funds: Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources. Shareholders of each Fund will vote separately on the Proposal, and the approval of the Proposal by one Fund’s shareholders is not contingent on approval of the Proposal by another Fund’s shareholders. However, approval of this Proposal 2 for each of Ivy Natural Resources Fund and Ivy VIP Natural Resources is contingent on shareholders of each such Fund also approving Proposal 3.

What would be the impact of the change in a Fund’s classification, if approved?

By changing each Fund’s classification under the 1940 Act to “non-diversified,” such Funds would have the ability to invest a greater percentage of their respective assets in the obligations or securities of a smaller number of issuers than a diversified fund.

Why are shareholders of these Funds being asked to approve this change?

As explained more fully in Proposal 2 below, Ivy Investment Management Company (“IICO” or the “Adviser”), investment manager of each Fund, believes that changing the classification of the Funds to non-diversified will benefit each Fund’s investment team by giving them the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The change would enable IICO to focus such Funds’ investments on those securities that IICO believes are the most promising. Because IICO would be able to invest larger percentages of a Fund’s assets in the securities of a single issuer, IICO would be able to take more meaningful positions in securities that are its top investment choices. In addition, IICO believes that the proposed change would provide the Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources with increased flexibility to respond to future investment opportunities.

If the shareholders of a Fund do not approve the Proposal, IICO will continue to manage that Fund as a diversified fund, in accordance with the 1940 Act.

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PROPOSAL 3: TO APPROVE A CHANGE IN FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION FOR IVY NATURAL RESOURCES FUND AND IVY VIP NATURAL RESOURCES

Introduction

The purpose of Proposal 3 is to modify the fundamental investment policy regarding industry concentration for Ivy Natural Resources Fund and Ivy VIP Natural Resources, thereby requiring those Funds to concentrate their investments in securities of issuers that produce, refine, develop, tore, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry). The 1940 Act requires a fund to recite in its registration statement, among other things, any policy to concentrate its investments in a particular industry or group of industries, including whether it reserves the freedom to concentrate investments in a particular industry or group of industries. If a fund reserves this freedom, it must include a statement that indicates the extent to which it intends to concentrate its investments. The SEC has taken the position that a fund that invests more than 25% of its net assets in a particular industry is concentrating its investments in such industry. The 1940 Act further requires a fund to obtain shareholder approval to change its fundamental concentration policy.

Which Funds are affected by this Proposal?

This Proposal relates to Ivy Natural Resources Fund and Ivy VIP Natural Resources.

What would be the impact of the change in a Fund’s fundamental policy regarding concentration, if approved?

These changes would permit each Fund to invest a greater percentage of its assets in the obligations or securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products.

Why are shareholders of these Funds being asked to approve this change?

As explained more fully in Proposal 3 below, IICO believes that changing each Fund’s fundamental concentration policy will benefit each Fund’s investment team by giving them the ability to invest a greater percentage of the Fund’s assets in issuers that produce, refine, develop, store, transport or supply energy or industrial products. The change would

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enable IICO to focus these Funds’ investments on those securities that IICO believes are the most promising. Because IICO would be able to invest larger percentages of these Funds’ assets in the securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products, IICO would be able to take more meaningful positions in securities that are its top investment choices. In addition, IICO believes that the proposed change would provide these Funds with increased flexibility to respond to future investment opportunities.

VOTING PROCEDURES

Why did you send me this booklet?

You are receiving this booklet because you were a shareholder of one or more Funds as of the close of business on January 30, 2019 (the “Record Date”). This booklet includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above. The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Trust as of the Record Date. The Board is soliciting your vote for a Joint Special Meeting of the Trust shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Trusts as of the close of business on the Record Date are eligible to vote on Proposal 1. Owners of shares of Ivy Energy Fund or Ivy VIP Energy as of the close of business on the Record Date are eligible to vote on Proposal 2, and owners of shares of Ivy Natural Resources Fund or Ivy VIP Natural Resources as of the close of business on the Record Date are eligible to vote on Proposals 2 and 3. Shareholders of the Trusts on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held. No shares have cumulative voting rights in the election of Trustees.

Ivy VIP sells its shares only to the separate accounts of certain select insurance companies (“Participating Insurance Companies”) to fund certain variable life insurance policies and variable annuity contracts

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(“Policies”). The shares of Ivy VIP are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of Ivy VIP.

Owners of the Policies issued by each Participating Insurance Company (“Policyowners”) who select a portfolio for investment through a Variable Account have a beneficial interest in an Ivy VIP Fund, but do not invest directly in or hold shares of an Ivy VIP Fund. The Participating Insurance Company that uses an Ivy VIP Fund as an investment option is, in most cases, the actual shareholder of the Ivy VIP Fund and, as the legal owner of the Ivy VIP Fund’s shares, has voting power with respect to the shares. Each Participating Insurance company is the legal owner of all Ivy VIP Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Ivy VIP Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Meeting. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Ivy VIP Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Ivy VIP Fund shares attributable to its Policies as to which no timely instructions are received, and any Ivy VIP Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Ivy VIP Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

For purposes of this Joint Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Policyowners and to Variable Accounts and Participating Insurance Companies, as direct owners of shares of the Ivy VIP Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.

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How do I vote?

Shareholders who are eligible to vote and who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the Proposals, the proxy will be voted FOR the approval of the Proposal(s) you are entitled to vote and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

How can I obtain more information about the Trusts?

You may speak to a representative of Mediant Communications, who can assist you with any questions, by calling 1-844-288-1895. Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to Ivy Distributors, Inc. (“IDI”) at 6300 Lamar

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Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, or by calling 800-777-6472. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

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PROPOSAL 1

TO ELECT ELEVEN (11) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST

Summary

At the Meeting, shareholders of each Trust will be asked to elect the following 11 nominees to serve as Trustees on the Board of each Trust: James M. Concannon, Jeffrey Dobbs, James D. Gressett, Joseph Harroz, Jr., Henry J. Herrmann, Glendon E. Johnson, Jr., Sandra Lawrence, Frank J. Ross, Jr., Philip J. Sanders, Michael G. Smith and Edward M. Tighe.

The Board currently consists of eight Trustees: James M. Concannon, James D. Gressett, Joseph Harroz, Jr., Glendon E. Johnson, Jr., Frank J. Ross, Jr., Michael G. Smith, Edward M. Tighe, and Henry J. Herrmann as Trustees (the “Current Trustees”). Certain of the Current Trustees were elected to a Board of a Trust by a vote of such Trust’s shareholders, and others were appointed by a Board to serve as a Trustee, as set forth in the table below.

Each Current Trustee, except for Mr. Herrmann, is considered not to be an “interested person” of each Trust (as such term is defined in the “1940 Act”) (an “Independent Trustee”). Mr. Herrmann is considered to be an “interested person” of each Trust (an “Interested Trustee”) because of his affiliation with Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries. Should Mr. Dobbs and Ms. Lawrence be elected to the Board of each Trust by that Trust’s shareholders, it is expected that each would qualify as an Independent Trustee. Should Mr. Sanders be elected to the Board of each Trust by that Trust’s shareholders, it is expected that he would qualify as an Interested Trustee by virtue of his service as an officer of IICO.

At a meeting held on November 14, 2018, the Board, at the recommendation of the Trusts’ Governance Committee, nominated each trustee candidate for election to the Board of each Trust. Mr. Dobbs and Ms. Lawrence were recommended by the current Independent Trustees.

Information about the Trustee Nominees

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of each Trustee nominee set forth below. All Trustee nominees have indicated that they will serve on the Board, and the Board has no reason to believe

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that any of them will become unavailable to continue to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees. Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office.

Independent Trustee Nominees

The nine Independent Trustee nominees, their term of office and length of time served (or the length of time served should they be elected by shareholders, as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Trustee nominees (or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Trustee nominees are shown below.

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Ivy Funds: 2017 NextShares: 2017 InvestEd: 2001 Ivy VIP: 1997	Professor of Law, Washburn University School of Law (1973 to present)	83	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company, Dakota Capital Life Insurance Company, and U.S. Alliance Life and Security Corporation – Montana (Insurance) (2009 to present); Director, Kansas Appleseed, Inc.(non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (“WRA Funds”) (1997-2018); Trustee, IVH (2017 to present) (1 portfolio overseen)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee*	Ivy Funds: 2019 NextShares: 2019 InvestEd: 2019 Ivy VIP: 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	83	Director, Valparaiso University (2012 to present) Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Director, National Associations of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Director, Starlight Theatre (1999-2003); Director, Boys and Girls Club of Greater Kansas City (1999-2003); Director, United Way (1999-2003); Director, Lutheran High School of Indianapolis (1990-1996)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Ivy Funds: 2002 NextShares: 2016 InvestEd: 2017 Ivy VIP: 2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present)	83	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, IVH (2013 to present) (1 portfolio overseen)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Ivy Funds: 2002 NextShares: 2016 InvestEd: 2001 Ivy VIP: 1998 Ivy Funds: 2006 NextShares: 2016 InvestEd: 2015 Ivy VIP: 2015	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present)	83	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, the Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 2002-2018); Independent Chairman and Trustee, IVH (2013 to present) (1 portfolio overseen)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Ivy Funds: 2002 NextShares: 2016 InvestEd: 2017 Ivy VIP: 2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	83	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, IVH (2013 to present) (1 portfolio overseen)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Sandra Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee*	Ivy Funds: 2019 NextShares: 2019 InvestEd: 2019 Ivy VIP: 2019	Chief Administrative Officer of Children’s Mercy Hospitals and Clinics (2016-2019); CFO of Children’s Mercy Hospitals and Clinics (2005-2016)	83	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004 to present); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017 to present); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Director, Turn the Page KC (non-profit) (2012-2016)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Frank J. Ross, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Ivy Funds: 2017 NextShares: 2017 InvestEd: 2001 Ivy VIP: 1996	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	83	Trustee, WRA Funds (1996-2018); Trustee, IVH (2017 to present) (1 portfolio overseen)

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Ivy Funds: 2002 NextShares: 2016 InvestEd: 2017 Ivy VIP: 2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	83	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003-2017); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, IVH (2013 to present) (1 portfolio overseen)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Ivy Funds: 1999 NextShares: 2016 InvestEd: 2017 Ivy VIP: 2017	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	83	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, IVH (2013 to present) (1 portfolio overseen)

*	If elected by shareholders.

Interested Trustee Nominees

The two Interested Trustee nominees, their term of office and length of time served (or the length of time served should they be elected by shareholders), their principal business occupations during the past five years, the number of portfolios overseen by the Trustee nominees (or the number of portfolios they will oversee should they be elected by shareholders) and other directorships, if any, held by the Trustee nominees are shown below.

With regard to Ivy Funds, InvestEd, and Ivy VIP, Mr. Herrmann is an Interested Trustee by virtue of his former engagement as an officer of WDR or its wholly-owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR. With regard to NextShares, Mr. Herrmann is “interested”

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by virtue of his former engagement as an officer of WDR or its wholly-owned subsidiaries, including NextShares’ investment manager, IICO, as well as by virtue of his personal ownership in shares of WDR.

If elected, Mr. Sanders would be an Interested Trustee by virtue of his position as Chief Executive Officer of IICO and his personal ownership of shares of WDR. Mr. Sanders was Vice President of the Ivy Funds and NextShares since 2006, and of the certain of the other Funds in the Fund Complex since 1998, until his appointment as President in August 2016.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee*	Ivy Funds: 2019 NextShares: 2019 InvestEd: 2019 Ivy VIP: 2019	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO (August 2010 to present)	83	None

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Ivy Funds: 2002 NextShares: 2016 InvestEd: 2001 Ivy VIP: 1998	Retired; Non-Executive Chairman of the Board, WDR (2016-2018); Formerly, Chairman of WDR (January 2010-2018); CEO of WDR (2005-2016); President, CEO and Chairman of IICO (2002-2016); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President and Trustee of each of the funds in the Fund Complex (for Ivy Funds: 2001-2016)	83	Director of WDR (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, WRI (1993-2016);Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, WRA Funds (1998-2018); Trustee, IVH (2013 to present) (1 portfolio overseen)

*	If elected by shareholders.

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Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are also shown below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS AND FUND COMPLEX	POSITION HELD SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	All Trusts: 2017	Secretary for each of the Trusts in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of WRI and IDI (2018 to present)

Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	All Trusts: 2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the Trusts in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	Ivy Funds: 2008 NextShares: 2016 InvestEd: 2009 Ivy VIP: 2009 Ivy Funds: 2008 NextShares: 2016 InvestEd: 2009 Ivy VIP: 2009 Ivy Funds: 2008 NextShares: 2016 InvestEd: 2009 Ivy VIP: 2009	Principal Financial Officer of each of the Trusts in the Fund Complex (2007 to present); Vice President and Treasurer of each of the Trusts in the Fund Complex (2006 to present); Principal Accounting Officer of each of the Trusts in the Fund Complex (2006-2017); Assistant Treasurer of each of the Trusts in the Fund Complex (2003-2006); Vice President of WISC (2007 to present)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUSTS AND FUND COMPLEX	POSITION HELD SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	Ivy Funds: 2008 NextShares: 2016 InvestEd: 2009 Ivy VIP: 2009 Ivy Funds: 2008 NextShares: 2016 InvestEd: 2009 Ivy VIP: 2009	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the Trusts in the Fund Complex; Vice President of IICO and WRIMCO (2006 to present)

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	Ivy Funds: 2012 NextShares: 2016 InvestEd: 2012 Ivy VIP: 2012	Assistant Secretary of each of the Trusts in the Fund Complex (2012 to present); Senior Vice President of WRI and IDI (2017 to present); Vice President of WRI and IDI (2010-2016)

John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	Ivy Funds: 2016 NextShares: 2016 InvestEd: 2012 Ivy VIP: 2012	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WISC (2016 to present).

Trustee Qualifications

The Governance Committee of the Board of the Trusts is responsible for identifying, evaluating and recommending candidates to the Board. The Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board. Although the Board has not adopted a formal diversity policy, the Board nevertheless believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Trusts in a manner consistent with the best interests of the Trusts’ shareholders.

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The Board has determined that each Trustee nominee is qualified to serve on the Board because of his or her specific attributes, including prior experience, background and skills. The following is a summary of various qualifications, experiences and skills of each Trustee nominee that that led to the Board’s conclusion that the nominee should serve as a Trustee on the Board.

James M. Concannon. Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trusts within the Fund Complex.

H. Jeffrey Dobbs. Mr. Dobbs has over 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He has also served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Board concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

James D. Gressett. Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett also has been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trusts within the Fund Complex.

Joseph Harroz, Jr. Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trusts within the Fund Complex.

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Henry J. Herrmann. Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer to the Fund Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trusts within the Fund Complex.

Glendon E. Johnson, Jr. Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to the Trusts within the Fund Complex.

Sandra Lawrence. Ms. Lawrence has been a member and chair of the boards of several closely-held corporations and charitable organizations. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Board concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, her academic background and her service on corporate and charitable boards.

Frank J. Ross, Jr. Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trusts within the Fund Complex.

Philip J. Sanders. Mr. Sanders has extensive experience in the investment management business as a member of senior management.

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He has multiple years of service as an officer of the Trusts and as an officer of other mutual funds. The Board concluded that Mr. Sanders is suitable to serve as Trustee because of his extensive work experience in the financial services and investment management industry and the length of his service as an officer of the Trusts.

Michael G. Smith. Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trusts within the Fund Complex.

Edward M. Tighe. Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Trusts within the Fund Complex.

Board Structure and Related Matters

The Trusts are governed by the Board, which is responsible for the overall management of the Trusts and the Funds. Such responsibility includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trusts and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trusts are not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and do not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trusts to assist in shareholder communications.

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The Board currently is composed of the eight Current Trustees, seven of whom are Independent Trustees. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Trusts’ shareholders. The Board also has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trusts’ officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board generally holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trusts’ management agreements, and may hold special meetings, as needed, either in person or by telephone. During the calendar year 2018, the Board of each Fund met six times. Information relating to the number of times that the Board met during each Fund’s most recent full fiscal year is set forth in Appendix B. No Current Trustee attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Current Trustee served during each Fund’s most recently completed fiscal year.

The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Governance Committee, the Investment Oversight Committee, and the Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trusts in light of, among other factors, the asset size and nature of the Trusts, the number of Funds overseen by the Board, the arrangements for the conduct of the Trusts’ operations, the number of Trustees, and the Board’s responsibilities.

Committees of the Board

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and

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Governance Committee. The respective duties and current memberships of the standing committees are set forth below. Information on the number of meetings of each Committee for each Fund’s most recently completed fiscal year is set forth in Appendix B.

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trusts’ accounting policies, financial reporting and internal control system, as well as the work of the Trusts’ independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trusts’ independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), James M. Concannon and James D. Gressett.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair) and Glendon E. Johnson, Jr.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Funds, any proposed changes to the Funds’ investment policies, and the Funds’ market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), James M. Concannon and Henry J. Herrmann.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Governance Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trusts. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), Glendon E. Johnson, Jr. and James D. Gressett. The Board has adopted a written charter of the Governance Committee, which is attached as Appendix C.

Risk Oversight

Consistent with its responsibility for oversight of the Trusts and their Funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the Funds. The Board performs this risk

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management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trusts and the Funds.

In general, a Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trusts and the Funds. In addition, under the general oversight of the Board, IICO, any sub-advisers (if applicable) and other service providers to the Trusts have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trusts and the Funds through review of regular reports, presentations and other information from officers of the Trusts and other persons.

Senior officers of the Trusts, senior officers of IICO, IDI and WISC (collectively, “Waddell”), and the Trusts’ Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Funds, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Waddell, the Board also receives reports regarding other service providers to the Trusts, either directly or through Waddell or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell in connection with the Board’s consideration of the renewal of each of the Trusts’ agreements with Waddell and the Trusts’ distribution plans under the Rule 12b-1 plan under the 1940 Act for Ivy Funds, InvestEd and Ivy VIP.

Senior officers of the Trusts and senior officers of Waddell also report regularly to the Audit Committee on Fund valuation matters and on the Trusts’ internal controls and accounting and financial reporting policies and practices. Waddell compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trusts’ independent

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registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Selection of Nominees

The Board’s Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter. The Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from IICO and other principal service providers.

The Governance Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

The Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Trusts. The Governance Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Governance Committee members would be arranged. If the Governance Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. The Trusts have not paid a fee to third parties to assist in finding nominees.

Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Trusts’ Governance Committee, in care of the Trusts’ Secretary, at the address of the Trusts listed on the front page of this Joint Proxy Statement. Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.

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For candidates to serve as Independent Trustees, independence from IICO, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Governance Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trusts operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.

Ownership of Fund Shares

Set forth in Appendix D is information regarding shares of the Funds beneficially owned by each Trustee nominee as of December 31, 2018, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of shares owned by each Trustee nominee of Funds within the Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed in Appendix D as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

To the best of the Trusts’ knowledge, as of December 31, 2018, no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix E. As of that date, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds. In addition, no Trustee or nominee purchased or sold any securities of IICO or its affiliates during the past fiscal year.

Compensation

The fees paid to the Trustees are allocated among the funds in the Fund Complex based on each fund’s relative asset size. Information relating to compensation paid to the Trustees for each Fund’s most recent fiscal year is set forth in Appendix F.

Required Vote

Shareholders of each Trust, including each Fund and class thereof, will vote on a trust-by-trust basis to elect Trustees to that Trust’s Board. For each Trust, the presence at the Meeting, in person or by proxy, of one-third of the outstanding shares of such Trust shall be sufficient to

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constitute a quorum for that Trust. Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote, at which quorum is present. This means that the 11 candidates who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor of a candidate or withheld.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH TRUST VOTE “FOR” THE ELECTION OF THE TRUSTEES NOMINEES.

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PROPOSAL 2

TO APPROVE A CHANGE IN CLASSIFICATION OF IVY ENERGY FUND, IVY NATURAL

RESOURCES FUND, IVY VIP ENERGY AND IVY VIP NATURAL RESOURCES

FROM DIVERSIFIED TO NON-DIVERSIFIED

Introduction

The 1940 Act requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy and classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not required to meet the standard of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Proposal

Each of Ivy Energy Fund, Ivy Natural Resources Fund, Ivy VIP Energy and Ivy VIP Natural Resources (for this Proposal, the “Funds”) currently is classified as a diversified fund. Shareholders of each Fund are being asked to approve changing the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. IICO, investment manager of each Fund, believes that changing each Fund’s classification to non-diversified will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets

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in fewer issuers or any one issuer. The change would enable IICO to focus the Funds’ investments on those securities that IICO believes are the most promising. Because IICO would be able to invest larger percentages of a Fund’s assets in the securities of a single issuer, IICO would be able to take more meaningful positions in securities that are its top investment choices. In addition, IICO believes that the proposed change would provide these Funds with increased flexibility to respond to future investment opportunities.

However, investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If IICO takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if IICO had diversified such Fund’s investments. IICO would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

IICO does not expect a change in the classification of a Fund to materially affect the manner in which the Fund’s investment program is conducted at this time, as reflected in the respective Fund’s current prospectus and statement of additional information. Other than the change in a Fund’s classification from diversified to non-diversified, IICO and the Board do not propose or anticipate any material change in the management of the Funds if the Proposal is approved. Any future material changes to the management of a Fund in will require consideration by the respective Board and disclosure in such Fund’s prospectus or statement of additional information, as appropriate.

In addition, each Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (“Revenue Code”). These rules provide that, to maintain favorable tax treatment, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, each Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of each Fund’s fiscal year, so the Funds may actually have a higher concentration in an issuer during periods between the ends of their fiscal quarters. However, IICO has no current intention of investing in the securities of any single issuer beyond the Revenue Code limits. Like the 1940 Act limits, the Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

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If shareholders of a Fund approve the Proposal, the change in that Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect the change, which IICO anticipates will occur on or about April 30, 2019. If shareholders of a Fund do not approve the Proposal, that Fund will continue to operate as a “diversified” fund.

Required Vote

Approval of the Proposal requires a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes, a “1940 Act majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

The Funds will vote separately on the Proposal. This means that approval of the Proposal by shareholders of one Fund is not contingent upon approval of the Proposal by shareholders of the other Funds. If one Fund approves the Proposal and the other Funds do not, the Fund whose shareholders approved the Proposal will change its classification to “non-diversified,” while the other Funds will remain diversified.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3

TO APPROVE A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING

CONCENTRATION FOR IVY NATURAL RESOURCES FUND AND IVY VIP NATURAL RESOURCES

Introduction

Proposal 3 seeks to modify the fundamental investment policy regarding industry concentration for Ivy Natural Resources Fund and Ivy VIP Natural Resources (collectively for purposes of this Proposal, the “Funds”).

The 1940 Act requires a fund to recite in its registration statement, among other things, any policy to concentrate its investments in a particular industry or group of industries, including whether it reserves the freedom to concentrate investments in a particular industry or group of industries. If a fund reserves this freedom, it must include a statement that indicates the extent to which it intends to concentrate its investments. The SEC has taken the position that a fund that invests more than 25% of its net assets in a particular industry is concentrating its investments in such industry. As such, the Funds currently may not invest more than 25% of their assets in any industry, including companies in the natural resources industry.

Because each Fund’s investment policy is “fundamental,” the 1940 Act requires that it may not be changed without approval by the Fund’s shareholders.

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Proposal

Set forth below are each Fund’s current and proposed new concentration policies:

Fund	Current Policy	Proposed New Policy
Ivy Natural Resources Fund	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to Federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.	Under normal market conditions, the Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

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Fund	Current Policy	Proposed New Policy
Ivy VIP Natural Resources	The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.	Under normal market conditions, the Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

Under their current policies, the Funds cannot invest more than 25% of their assets in a particular industry or group of industries. As a result, IICO is limited in its ability to fully implement its desired portfolio management investment decisions for the Funds. IICO is seeking approval from each Fund’s shareholders to change the Fund’s fundamental investment policy with respect to concentration, because IICO believes that changing such policy will benefit each Fund by enabling its investment team to focus the Funds’ investments on those securities that IICO believes are the most promising. Because IICO would be able to invest larger percentages of these Funds’ assets in certain securities, IICO would be able to take more meaningful positions in securities that are its top investment choices, which would thereby

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benefit the Funds. In addition, IICO believes that the proposed change would provide these Funds with increased flexibility to respond to future investment opportunities.

In addition, the change in the fundamental policy would permit the Funds’ investment management teams to invest a greater percentage of the Funds’ assets in issuers that produce, refine, develop, store, transport or supply energy or industrial products. IICO believes that it is appropriate that the Funds, as “natural resources” funds that focus on companies in the natural resources sectors of the market, to have the ability to concentrate their investments in the major industries, such as energy and oil and gas exploration, that comprise the natural resources sector. The inability to do so may prevent the Funds from taking maximum advantage of investment opportunities within such industries and may put them at a competitive disadvantage with other natural resource funds that may so concentrate.

IICO does not expect the change in the Funds’ concentration policy to materially affect the manner in which the Fund’s investment program is conducted at this time. The Board considered the impact such a change would have on each Fund’s potential for return, as well as its risk profile. The Board considered that to the extent a Fund concentrates in a particular industry or group of industries, financial, economic, business, and other developments affecting issuers in that industry or group of industries will have a greater effect on the Fund than if it did not concentrate. However, the Board is not proposing or anticipating any material change in the management of the Funds if the Proposal is approved.

If shareholders of a Fund approve the Proposal, the change in that Fund’s investment policy as set in the table above will become effective when the Fund’s registration statement is revised or supplemented to reflect the change, which IICO anticipates will occur on or about April 30, 2019. If shareholders of a Fund do not approve the Proposal, that Fund will continue to operate under its current fundamental investment concentration policy.

Required Vote

Approval of the Proposal requires a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes, a “1940 Act majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

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The Funds will vote separately on the Proposal. This means that approval of the Proposal by shareholders of one Fund is not contingent upon approval of the Proposal by shareholders of the other Fund. If one Fund approves the Proposal and the other Fund does not, the Fund whose shareholders approved the Proposal will change its fundamental investment policy regarding concentration, as set forth in the table above, while the other Fund’s policy will not change.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Trusts generally are not required to hold annual meetings of shareholders, and the Trusts currently do not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or a Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Secretary of the relevant Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

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INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Trusts as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Trusts on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own. No shares have cumulative voting rights in the election of Trustees. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Joint Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trusts at the address shown at the beginning of this Joint Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Quorum, Voting and Adjournment

For each Trust or Fund, the presence at the Meeting, in person or by proxy, of one-third of the outstanding shares of such Trust or Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Trust or Fund.

In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the

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affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposals and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposals. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposals.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 and will have the effect of a vote against Proposal 2 and Proposal 3.

InvestEd Funds and Class E Shares of Ivy Funds. The InvestEd Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Revenue Code. Contributions to the InvestEd Plan accounts may be invested in shares of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education (“ACPE”) in its capacity as Trustee of the Program. The ACPE is responsible for casting votes for the beneficial owners of InvestEd Plan accounts (“Accountholders”). The ACPE will consider input from Accountholders in voting proxies but is not required to vote based on input from Accountholders. In voting proxies on routine items, such as the uncontested election of directors, the ACPE generally will vote for such proposals. If you want to provide your input to the ACPE, please visit www.az529.gov.

Discretionary Voting

Broker-dealers that hold a Trust’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for

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certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers or employees or representatives of IICO or one of its affiliates or by a proxy soliciting firm retained by the Funds. IICO has retained Mediant Communications as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $700,000, to be split evenly among the Funds. Costs will vary depending on the number of solicitations made. The Trusts’ officers, and those employees and representatives of IICO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

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Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT SPECIAL SHAREHOLDER MEETING TO BE HELD ON

APRIL 26, 2019

The Joint Proxy Statement and other proxy materials are available at www.proxypush.com/ivy.

OTHER INFORMATION

Share and Class Information

As of the Record Date, certain Trusts offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by its respective Board (the “18f-3 Plan”). Each 18f-3 Plan sets forth that shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.

Service Providers

Adviser. IICO, located at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the investment adviser to the Trusts. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Underwriter. IDI, located at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the underwriter for Ivy Funds and Ivy VIP. ALPS Distributors, Inc., located at 290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the underwriter for NextShares. WRI, located at 6300 Lamar Avenue, Overland Park, Kansas, serves as the underwriter for InvestEd.

Custodian. The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the custodian for Ivy Funds, InvestEd and Ivy VIP. State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for NextShares.

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Shareholder Servicing Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the shareholder servicing agent for the Ivy Funds, InvestEd and Ivy VIP.

Accounting Services Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the accounting services agent for the Trusts.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the Trusts’ independent registered public accounting firm to audit the accounts of the Trusts. Representatives of Deloitte & Touche are not expected to attend the Meeting. The Trusts do not know of any direct or indirect financial interest of Deloitte & Touche in the Trusts.

The following tables shows the fees billed by Deloitte & Touche for audit and other services provided to the Trusts for the Trusts and fiscal years as indicated:

Ivy Funds*

	March 31, 2018	March 31, 2017
Audit Fees(1)	$563,600	$568,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	107,805	229,548
All Other Fees(4)	38,554	24,045
Total	$709,959	$821,593

Ivy Funds**

	June 30, 2018	June 30, 2017
Audit Fees(1)	$34,350	$38,100
Audit-Related Fees(2)	2,667	4,000
Tax Fees(3)	27,610	51,187
All Other Fees(4)	2,330	4,703
Total	$66,957	$97,990

Ivy Funds***

	September 30, 2018	September 30, 2017
Audit Fees(1)	$401,700	$339,700
Audit-Related Fees(2)	0	0
Tax Fees(3)	60,915	17,300
All Other Fees(4)	550	325
Total	$463,165	$357,325

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Ivy NextShares

	June 30, 2018	June 30, 2017
Audit Fees(1)	$61,800	$62,400
Audit-Related Fees(2)	0	4,000
Tax Fees(3)	13,365	0
All Other Fees(4)	0	0
Total	$75,165	$66,400

Ivy VIP

	December 31, 2017	December 31, 2016
Audit Fees(1)	$381,000	$384,200
Audit-Related Fees(2)	0	0
Tax Fees(3)	144,820	193,463
All Other Fees(4)	19,386	30,524
Total	$545,206	$608,187

InvestEd

	December 31, 2017	December 31, 2016
Audit Fees(1)	$56,700	$23,700
Audit-Related Fees(2)	0	0
Tax Fees(3)	10,530	9,750
All Other Fees(4)	5,161	158
Total	$72,391	$33,608

*	Ivy Funds with a March 31 fiscal year end, as set forth in Appendix B.
**	Ivy Funds with a June 30 fiscal year end, as set forth in Appendix B.
***	Ivy Funds with a September 30 fiscal year end, as set forth in Appendix B.
(1)

Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. All of the audit services for the fiscal years indicated for each Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(2)

Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.

(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)

All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

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Audit Committee’s Pre-Approval Policies and Procedures. The Trusts’ Audit Committee pre-approves all audit services to be provided by the Trusts’ independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Trusts by the Trusts’ independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by each Trust during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee pre-approves all non-audit services to be performed by the Trusts’ independent registered accounting firm for IICO, the Trusts’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Trusts if the engagement relates directly to the operations or financial reporting of the Trusts; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Trusts for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Trusts during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audits.

No services performed by Deloitte & Touche in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years indicated were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to each Trust for each of its past two fiscal years, respectively, were as follows:

	2018 fiscal year	2017 fiscal year
Ivy Funds (3/31 fiscal year end)	$146,359	$253,593
Ivy Funds (6/30 fiscal year end)	$32,607	$59,890
Ivy Funds (9/30 fiscal year end)	$61,465	$17,625
Ivy NextShares (6/30 fiscal year end)	$13,365	$4,000

49

	2017 fiscal year	2016 fiscal year
Ivy VIP (12/31 fiscal year end)	$164,206	$223,987
InvestEd (12/31 fiscal year end)	$15,691	$9,908

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to IICO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to each Trust for each of its past two fiscal years, respectively, were as follows:

	2018 fiscal year	2017 fiscal year
Ivy Funds (3/31 fiscal year end)	$57,100	$194,450
Ivy Funds (6/30 fiscal year end)	$97,700	$150,550
Ivy Funds (9/30 fiscal year end)	$116,700	$137,000
Ivy NextShares (6/30 fiscal year end)	$97,700	$150,550

	2017 fiscal year	2016 fiscal year
Ivy VIP (12/31 fiscal year end)	$122,000	$152,450
InvestEd (12/31 fiscal year end)	$122,000	$152,450

Shareholder Reports

Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to IDI at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, or by calling 800-777-6472. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

Householding

To avoid sending duplicate copies of materials to households, the Trusts may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trusts’ records, unless a Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trusts through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to that Trust’s underwriter at their address set forth above.

50

APPENDIX A

SHARES ISSUED AND OUTSTANDING

On the Record Date, each Fund had the following number of shares of each class issued and outstanding:

InvestEd Portfolios

Fund	Shares
InvestEd Aggressive Portfolio	2,274,994.748
InvestEd Balanced Portfolio	8,026,608.944
InvestEd Conservative Portfolio	7,320,911.481
InvestEd Fixed Income Portfolio	4,555,130.985
InvestEd Growth Portfolio	11,118,501.085
InvestEd Income Portfolio	10,160,473.005

Ivy Funds

	Class A	Class B	Class C	Class E
Ivy Accumulative Fund	112,297,857.642	133,405.476	358,503.561	N/A
Ivy Apollo Multi-Asset Income Fund	11,809,119.718	N/A	1,484,906.804	N/A
Ivy Apollo Strategic Income Fund	11,920,548.555	N/A	599,834.777	N/A
Ivy Asset Strategy Fund	66,349,639.448	2,848,360.053	36,429,199.349	1,827,968.912
Ivy Balanced Fund	54,821,131.838	1,938,523.632	16,647,840.801	9,188.925
Ivy California Municipal High Income Fund	1,280,801.562	N/A	176,503.678	N/A
Ivy Cash Management Fund	1,100,272,483.014	637,714.081	1,555,814.354	N/A
Ivy Core Equity Fund	219,654,805.520	768,895.623	4,859,657.093	1,031,012.869
Ivy Corporate Bond Fund	57,065,278.091	108,010.078	630,447.546	39,808.917
Ivy Crossover Credit Fund	1,171,809.127	N/A	N/A	50,000.000
Ivy Emerging Markets Equity Fund	18,075,124.440	154,721.272	4,482,520.634	15,451.623
Ivy Energy Fund	14,786,832.618	148,132.769	3,329,233.713	10,279.390
Ivy Global Bond Fund	2,326,919.220	139,732.711	962,062.477	N/A
Ivy Global Equity Income Fund	33,399,223.842	414,688.076	2,048,807.203	458,210.629
Ivy Global Growth Fund	11,240,086.410	27,993.425	253,593.787	3,798.665

	Class A	Class B	Class C	Class E
Ivy Government Money Market Fund	119,691,432.924	1,402,855.089	16,281,585.751	6,673,125.640
Ivy Government Securities Fund	12,995,141.063	54,550.524	201,630.098	46,040.516
Ivy High Income Fund	272,645,709.633	6,062,404.996	96,728,836.077	1,254,225.319
Ivy IG International Small Cap Fund	1,441,523.842	N/A	163,158.062	N/A
Ivy International Core Equity Fund	34,519,945.806	282,305.826	11,706,174.393	444,490.392
Ivy Large Cap Growth Fund	94,734,804.051	610,653.043	5,045,872.135	859,638.471
Ivy LaSalle Global Real Estate Fund	1,765,875.472	73,771.887	391,000.267	N/A
Ivy Limited-Term Bond Fund	340,422.598	340,422.598	4,597,942.944	446,737.520
Ivy Managed International Opportunities Fund	67,081,964.465	38,684.090	247,751.717	49,481.368
Ivy Mid Cap Growth Fund	67,081,964.465	885,483.867	10,159,015.434	495,846.730
Ivy Mid Cap Income Opportunities Fund	9,352,010.160	N/A	1,131,472.261	203,656.599
Ivy Municipal Bond Fund	41,184,848.474	107,562.024	1,713,193.637	N/A
Ivy Municipal High Income Fund	133,295,178.685	1,267,539.768	22,254,285.933	N/A
Ivy Natural Resources Fund	16,704,710.445	156,115.596	2,103,646.980	287,396.753
Ivy Pictet Emerging Markets Local Currency Debt Fund	1,325,613.566	N/A	232,707.531	199,570.816
Ivy Pictet Targeted Return Bond Fund	2,170,478.535	N/A	409,783.721	N/A
Ivy PineBridge High Yield Fund	809,070.164	N/A	N/A	N/A
Ivy ProShares Interest Rate Hedged High Yield Index Fund	315,705.170	N/A	N/A	111,992.020
Ivy ProShares MSCI ACWI Index Fund	1,258,832.967	N/A	N/A	118,896.433
Ivy ProShares Russell 2000 Dividend Growers Index Fund	210,512.378	N/A	N/A	92,661.514

	Class A	Class B	Class C	Class E
Ivy ProShares S&P 500 Bond Index Fund	303,236.352	N/A	N/A	123,418.152
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	176,450.423	N/A	N/A	153,563.963
Ivy Pzena International Value Fund	5,174,720.668	23,609.343	152,922.473	N/A
Ivy Science and Technology Fund	62,103,862.507	763,473.696	10,304,354.342	562,364.013
Ivy Securian Core Bond Fund	16,490,464.798	198,604.605	1,233,439.801	328,804.687
Ivy Securian Real Estate Securities Fund	7,272,497.532	71,231.556	253,153.407	139,589.718
Ivy Small Cap Core Fund	10,491,362.255	152,411.328	2,505,689.758	11,792.845
Ivy Small Cap Growth Fund	64,875,189.088	684,843.620	7,102,967.671	623,574.511
Ivy Value Fund	15,815,676.396	87,430.539	742,675.710	8,419.780
Ivy Wilshire Global Allocation Fund	110,004,698.955	608,845.680	1,579,687.154	N/A

Fund	Shares
	Class I	Class N	Class R	Class T	Class Y
Ivy Accumulative Fund	24,892,388.130	24,295.432	24,295.432	N/A	24,295.432
Ivy Apollo Multi-Asset Income Fund	30,825,865.303	346,660.045	N/A	N/A	541,294.882
Ivy Apollo Strategic Income Fund	31,591,434.464	4,824,639.602	N/A	N/A	702,367.627
Ivy Asset Strategy Fund	40,339,156.741	168,969.088	2,290,421.984	N/A	7,560,949.964
Ivy Balanced Fund	38,244,775.501	545,784.577	565,850.466	N/A	1,051,361.563
Ivy California Municipal High Income Fund	1,194,797.830	N/A	N/A	N/A	125,875.586
Ivy Cash Management Fund	N/A	N/A	N/A	N/A	N/A
Ivy Core Equity Fund	73,987,186.592	3,324,013.561	59,172.214	N/A	3,246,958.806
Ivy Corporate Bond Fund	85,640,766.629	5,915,435.851	39,808.917	N/A	39,808.917
Ivy Crossover Credit Fund	2,148,356.196	50,000.000	50,000.000	N/A	100,000.339
Ivy Emerging Markets Equity Fund	61,907,187.223	15,467,061.858	827,596.069	13,927.577	2,283,734.419
Ivy Energy Fund	16,752,808.531	478,299.317	1,996,106.734	N/A	2,326,919.220

Fund	Shares
	Class I	Class N	Class R	Class T	Class Y
Ivy Global Bond Fund	24,981,966.720	667,426.710	73,800.348	N/A	127,115.979
Ivy Global Equity Income Fund	33,607,146.961	1,870,621.540	57,736.881	N/A	642,068.537
Ivy Global Growth Fund	10,123,749.340	436,288.625	34,625.813	N/A	124,064.405
Ivy Government Money Market Fund	N/A	7,395,875.830	N/A	N/A	N/A
Ivy Government Securities Fund	23,274,810.758	33,070,529.861	46,040.516	N/A	46,040.516
Ivy High Income Fund	280,913,425.257	9,093,340.379	8,774,453.124	36,720.670	35,498,130.351
Ivy IG International Small Cap Fund	6,029,342.523	6,987,179.092	N/A	N/A	148,339.412
Ivy International Core Equity Fund	194,926,077.992	84,349,284.891	6,289,676.726	13,185.654	22,220,422.747
Ivy Large Cap Growth Fund	83,322,595.677	4,493,179.601	815,327.271	N/A	1,686,017.888
Ivy LaSalle Global Real Estate Fund	6,179,885.572	2,370,018.408	520,610.232	N/A	477,669.234
Ivy Limited-Term Bond Fund	64,472,042.940	15,848,180.143	42,451.557	N/A	809,133.005
Ivy Managed International Opportunities Fund	10,640,031.623	29,134.536	61,115.892	N/A	57,099.379
Ivy Mid Cap Growth Fund	81,183,558.069	10,363,368.207	2,557,102.421	N/A	11,435,648.834
Ivy Mid Cap Income Opportunities Fund	26,110,297.829	4,028,637.385	231,087.718	N/A	921,742.342
Ivy Municipal Bond Fund	26,860,948.453	52,117.864	N/A	N/A	48,370.564
Ivy Municipal High Income Fund	82,287,032.909	164,336.774	N/A	N/A	1,371,469.365
Ivy Natural Resources Fund	7,996,072.229	362,272.485	1,160,010.325	N/A	1,392,818.061
Ivy Pictet Emerging Markets Local Currency Debt Fund	9,278,208.069	4,723,183.573	199,784.484	N/A	331,192.429

Fund	Shares
	Class I	Class N	Class R	Class T	Class Y
Ivy Pictet Targeted Return Bond Fund	12,883,949.255	8,177,927.084	N/A	N/A	350,028.063
Ivy PineBridge High Yield Fund	4,749,127.688	3,013,574.475	50,000.000	N/A	N/A
Ivy ProShares Interest Rate Hedged High Yield Index Fund	5,306,863.128	100,000.000	102,695.942	N/A	N/A
Ivy ProShares MSCI ACWI Index Fund	4,597,807.769	2,937,415.166	199,294.534	N/A	N/A
Ivy ProShares Russell 2000 Dividend Growers Index Fund	9,177,140.353	3,028,812.239	80,000.000	N/A	N/A
Ivy ProShares S&P 500 Bond Index Fund	7,214,439.312	100,000.000	102,438.600	N/A	N/A
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	24,822,397.947	7,239,371.739	80,000.000	N/A	N/A
Ivy Pzena International Value Fund	6,175,746.338	6,916,155.699	19,116.025	N/A	114,445.200
Ivy Science and Technology Fund	31,402,985.886	1,297,160.133	2,098,995.420	N/A	6,858,555.385
Ivy Securian Core Bond Fund	53,823,836.265	11,923,346.444	123,034.072	N/A	462,499.889
Ivy Securian Real Estate Securities Fund	7,184,911.142	24,716.171	31,925.155	N/A	3,918,642.268
Ivy Small Cap Core Fund	21,178,098.273	3,994,108.175	933,191.173	13,912.076	952,382.252
Ivy Small Cap Growth Fund	43,341,073.291	6,682,383.335	3,976,535.459	13,728.720	6,639,896.672
Ivy Value Fund	26,067,281.862	6,254,900.387	14,408.945	N/A	18,793.204
Ivy Wilshire Global Allocation Fund	58,173,608.263	28,669.725	28,669.725	N/A	28,669.725

Ivy NextShares

Fund	Shares
Ivy Focused Energy NextShares	450,000
Ivy Focused Growth NextShares	430,000
Ivy Focused Value NextShares	450,000

Ivy Variable Insurance Portfolios

Fund	Shares
	Class I	Class II
Ivy VIP Asset Strategy	32,573.546	89,494,258.152
Ivy VIP Balanced	N/A	41,219,824.369
Ivy VIP Core Equity	N/A	58,128,498.552
Ivy VIP Corporate Bond	N/A	103,278,038.645
Ivy VIP Energy	51,152.222	10,536,986.126
Ivy VIP Global Bond	N/A	4,527,267.976
Ivy VIP Global Equity Income	N/A	41,138,009.488
Ivy VIP Global Growth	N/A	15,439,702.440
Ivy VIP Government Money Market	N/A	238,622,880.190
Ivy VIP Growth	N/A	60,020,481.064
Ivy VIP High Income	13,046,011.986	240,888,777.052
Ivy VIP International Core Equity	N/A	46,046,741.768
Ivy VIP Limited-Term Bond	N/A	109,949,724.102
Ivy VIP Mid Cap Growth	16,364,711.370	20,873,734.321
Ivy VIP Natural Resources	N/A	25,031,643.128
Ivy VIP Pathfinder Aggressive	N/A	12,760,057.046
Ivy VIP Pathfinder Conservative	N/A	19,702,082.799
Ivy VIP Pathfinder Moderate	N/A	141,922,376.714
Ivy VIP Pathfinder Moderate – Managed Volatility	N/A	113,680,766.040
Ivy VIP Pathfinder Moderately Aggressive	N/A	166,206,273.247
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	N/A	16,182,296.864
Ivy VIP Pathfinder Moderately Conservative	N/A	41,645,052.285
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	N/A	14,087,562.827
Ivy VIP Science and Technology	25,300.032	19,509,171.560
Ivy VIP Securian Real Estate Securities	N/A	5,100,138.340
Ivy VIP Small Cap Core	N/A	13,004,814.514
Ivy VIP Small Cap Growth	6,699,245.631	38,797,020.951
Ivy VIP Value	N/A	78,842,302.125

APPENDIX B

INFORMATION ON NUMBER OF BOARD AND COMMITTEE MEETINGS

During the most recent full fiscal year for each Fund listed in the table below, the Board and each standing Committee of the Trusts met the following number of times:

Trust	2018 Fiscal Year End		# of Governance Committee Meetings	# of Audit Committee Meetings	# of Investment Oversight Committee Meetings	# of Executive Committee Meetings
Ivy Funds	3/31	*	4	4	4	0
Ivy Funds	6/30	**	6	4	4	0
Ivy Funds	9/30	***	7	4	4	0
Ivy NextShares	6/30		6	4	4	0
InvestEd Portfolios	12/31		8	4	4	0
Ivy VIP	12/31		8	4	4	0

*	The following Ivy Funds have a fiscal year ending March 31:

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Core Equity Fund

Ivy Emerging Markets Equity Fund

Ivy Energy Fund

Ivy Global Bond Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Government Money Market Fund

Ivy High Income Fund

Ivy International Core Equity Fund

Ivy Large Cap Growth Fund

Ivy LaSalle Global Real Estate Fund

Ivy Limited-Term Bond Fund

Ivy Managed International Opportunities Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Natural Resources Fund

Ivy Pzena International Value Fund

Ivy Science and Technology Fund

Ivy Securian Core Bond Fund

Ivy Securian Real Estate Securities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

**	The following Ivy Funds have a fiscal year ending June 30:

Ivy Accumulative Fund

Ivy Wilshire Global Allocation Fund

**	The following Ivy Funds have a fiscal year ending September 30:

Ivy Apollo Multi-Asset Income Fund

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Cash Management Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Government Securities Fund

B-1

Ivy IG International Small Cap Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares MSCI ACWI Index Fund

B-2

APPENDIX C

GOVERNANCE COMMITTEE CHARTER

InvestEd Portfolios

Ivy Funds

Ivy High Income Opportunities Fund

Ivy NextShares

Ivy Variable Insurance Portfolios

Waddell & Reed Advisors Funds

I.	PURPOSE

The Governance Committee (the “Committee”) is a committee of the Boards of Trustees (collectively, the “Board”) of InvestEd Portfolios, Ivy Funds, Ivy High Income Opportunities Fund, Ivy NextShares, Ivy Variable Insurance Portfolios and Waddell & Reed Advisors Funds (each a “Trust” and collectively, the “Trusts”).

The purpose of the Committee is to assist the Board or, as applicable, the Board members who are not “interested persons” of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), with respect to:

1.	Identifying and recommending for nomination candidates to serve as Independent Trustees.

2.	Reviewing periodically the workload and composition of the Board and, as the Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board.

4.	Reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters.

5.	Overseeing the implementation of the Trusts’ governance practices and policies.

6.

Overseeing the Trusts’ program for compliance under Rule 38a-1 under the 1940 Act and the Trusts’ implementation and enforcement of compliance policies and procedures thereunder (the “Compliance Program”).

7.	Overseeing the Trusts’ Chief Compliance Officer (the “CCO”).

8.	Monitoring and oversight of counsel.

9.

Receiving reports from the respective Code of Ethics Oversight Committees and the Internal Compliance Controls Committees of Waddell & Reed, Inc. (“WRI”), Waddell & Reed Investment Management Company (“WRIMCO”) and Waddell & Reed Services Company (“WRSCO”) made by such Committees pursuant to the settlement entered into by WRI, WRIMCO and WRSCO with the U.S. Securities and Exchange Commission.

II.	COMMITTEE MEMBERSHIP

1.	Composition. The Committee shall be composed of three or more Independent Trustees.

2.	Compensation. The Board shall determine the compensation of Committee members, including the Chairman of the Committee (the “Chairman”).

3.

Selection and Removal. The Board shall appoint members of the Committee, including the Chairman, for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chairman can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairman for any reason at any time.

III.	MEETINGS

1.

Meetings. The Committee shall meet at least twice annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman or by a majority of the Committee members upon reasonable notice to the other members of the Committee. Meetings shall be chaired by the Chairman or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by the Bylaws of the Trusts. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum for the transaction of business. If a quorum is not present, the member(s) of the Committee who is/are present may select any other members of the Board to serve on the Committee for such meeting in the place of any absent member. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may consult with management and representatives of the servicing agents as the Committee deems appropriate and to ask such persons to attend meetings and provide pertinent information as necessary.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to the Board for its review.

IV.	RESPONSIBILITIES AND DUTIES

1.	Candidate Identification and Recommendation.

a.

The Committee shall identify and recommend to the Board candidates for selection and nomination as an Independent Trustee. The Committee shall consider recommendations for potential candidates from any source it deems appropriate.

b.

The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates’ qualifications for Board membership, the Committee may consider the specific experience, education, qualifications and other skills in light of the Trusts’ business and structure, diversity and such other factors as the Committee may consider relevant.

c.

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.

A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

4.

Consideration of Submissions by Shareholders of Potential Nominees. The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust. Shareholders can submit recommendations in writing to the attention of the Chairman at an address to be maintained by Trust management for this purpose.

5.

Board Composition. The Committee shall periodically review the workload and composition of the Board to determine whether it may be appropriate to recommend that the Board increase or reduce the number of positions on the Board.

6.

Independent Chairman. The Committee shall nominate candidates to serve as Independent Chairman of the Board (the “Independent Chairman”). The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chairman.

7.

Board Compensation. The Committee shall annually review the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a Chairman or the Independent Chairman, and shall recommend any proposed changes in compensation paid to the Independent Trustees. The Committee shall periodically review and recommend to the Independent Trustees whether to amend policies relating to Independent Trustees’ investments in the Trusts, retirement age, Trustee Emeritus and deferred fee agreements.

8.	Oversight of the Compliance Program and the CCO.

a.	Oversight of Compliance Program.

i.

To the extent the Committee deems necessary or appropriate, the Committee shall review and evaluate the CCO’s written reports to the Board, and shall also review any periodic compliance report that the chief compliance officer (or his or her designee) of a service provider to the Trusts has prepared for the Board or the Committee.

ii.

The Committee may request from time to time such other reports from the CCO and the Service Providers as the Committee deems necessary or appropriate to fulfilling its responsibilities, including reports regarding the planning, scope and staffing of the CCO’s ongoing oversight and annual review of the adequacy of the Trusts’ and Service Providers’ Compliance Programs and the effectiveness of their implementation.

b.	Oversight of CCO.

i.	The Committee shall assist the Board in the selection, appointment, review and retention and termination of the Trusts’ CCO.

ii.	In connection with the selection of a new CCO, the Committee shall review and evaluate the qualifications of each candidate for appointment as the Trusts’ CCO.

iii.

The Committee shall review and evaluate the CCO’s performance, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trusts’ Compliance Program and the CCO’s overall performance, including the CCO reporting any material compliance matters to the Independent Chairman of the Board or directly to the Board.

iv.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO.

9.

Monitoring Counsel. The Committee shall monitor the performance of legal counsel employed by the Trusts, and by the Independent Trustees, and shall be responsible for the supervision of counsel to the Independent Trustees.

10.	Other Duties.

a.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this charter annually and recommend to the Board any necessary or appropriate changes thereto.

b.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to its functions and other matters as the Committee deems necessary and appropriate

c.	The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, as requested by the Independent Chairman or the Board.

d.

The Committee shall coordinate with counsel for the Trusts and the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and, as applicable, the various committees of the Board.

e.

The Committee shall review, as it deems necessary or appropriate, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

f.

The Committee shall address such other matters as the Board may from time to time refer to the Committee. The Committee shall also authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. In that regard, the Committee shall be empowered to use assets of the Trusts to retain independent counsel, consultants or other professionals to assist in the conduct of any such investigation.

APPENDIX D

FUND SHARES OWNED BY TRUSTEES AND TRUSTEE NOMINEES

The following table shows the amount of securities owned by the Current Trustees and Trustee nominees in the Funds that they are nominated to oversee as of the end of each Fund’s respective fiscal year. If a Fund is not listed next to a Trustee, such Trustee does not own any shares of such Fund.

Trustee	Fund	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
Independent Trustees
James M. Concannon	Ivy Wilshire Global Allocation Fund	over $100,000	over $100,000
	Ivy Core Equity Fund	over $100,000
	Ivy Energy Fund	$10,001-$50,000
	Ivy International Core Equity Fund	$10,001-$50,000
	Ivy Value Fund	$10,001-$50,000

James D. Gressett	Ivy Asset Strategy Fund	over $100,000	over $100,000
	Ivy Emerging Markets Equity Fund	over $100,000
	Ivy Mid Cap Growth Fund	$50,001-$100,000
	Ivy Science and Technology Fund	$50,001-$100,000

Joseph Harroz, Jr.	Ivy Variable Portfolios	see note 1 below	over $100,000
	Ivy Apollo Multi-Asset Income Fund	over $100,000
	Ivy Apollo Strategic Income Fund	over $100,000
	Ivy IG International Small Cap Fund	over $100,000
	Ivy Pictet Emerging Markets Local Currency Debt Fund	over $100,000
	Ivy Wilshire Global Allocation Fund	$50,001-$100,000
	Ivy Core Equity Fund	$10,001-$50,000
	Ivy Emerging Markets Equity Fund	$10,001-$50,000
	Ivy Energy Fund	over $100,000

Trustee	Fund	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
	Ivy Global Equity Income Fund	$10,001-$50,000
	Ivy International Core Equity Fund	over $100,000
	Ivy Large Cap Growth Fund	over $100,000
	Ivy Natural Resources Fund	$1-$10,000
	Ivy Value Fund	Over $100,000

Glendon E. Johnson, Jr.	Ivy Asset Strategy Fund	over $100,000	over $100,000
	Ivy Emerging Markets Equity Fund	over $100,000
	Ivy Government Money Market Fund	over $100,000
	Ivy Limited-Term Bond Fund	over $100,000
	Ivy Natural Resources Fund	$1-$10,000

Frank J. Ross, Jr.	Ivy Variable Portfolios	see note 2 below	over $100,000
	Ivy Cash Management Fund	over $100,000
	Ivy Accumulative Fund	$10,001-$50,000
	Ivy Wilshire Global Allocation Fund	$10,001-$50,000
	Ivy Core Equity Fund	$10,001-$50,000
	Ivy Energy Fund	$1-$10,000
	Ivy Global Equity Income Fund	$50,001-$100,000
	Ivy Mid Cap Income Opportunities Fund	$1-$10,000
	Ivy Value Fund	$50,001-$100,000

Michael G. Smith	InvestEd Portfolios	see note 3 below	over $100,000
	Ivy Asset Strategy Fund	$10,001-$50,000
	Ivy Global Bond Fund	over $100,000
	Ivy Global Equity Income Fund	over $100,000
	Ivy International Core Equity Fund	over $100,000
	Ivy Large Cap Growth Fund	$10,001-$50,000

Trustee	Fund	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
	Ivy Limited-Term Bond Fund	over $100,000
	Ivy Mid Cap Growth Fund	$10,001-$50,000
	Ivy Science and Technology Fund	$50,001-$100,000
	Ivy Securian Core Bond Fund	over $100,000
	Ivy Value Fund	over $100,000

Edward M. Tighe	Ivy Cash Management Fund	$10,001-$50,000	over $100,000
	Ivy Emerging Markets Equity Fund	$10,001-$50,000
	Ivy Global Equity Income Fund	$10,001-$50,000
	Ivy International Core Equity Fund	$10,001-$50,000
	Ivy Large Cap Growth Fund	$10,001-$50,000
	Ivy Mid Cap Growth Fund	$10,001-$50,000
	Ivy Mid Cap Income Opportunities Fund	$10,001-$50,000
	Ivy Science and Technology Fund	$10,001-$50,000
	Ivy Small Cap Core Fund	$10,001-$50,000
	Ivy Small Cap Growth Fund	$10,001-$50,000
Independent Trustee Candidates

H. Jeffrey Dobbs	None	None	None

Sandra Lawrence	None	None	None

Interested Trustee

Henry J. Herrmann	Ivy Cash Management Fund	over $100,000	over $100,000
	Ivy Large Cap Growth Fund	over $100,000
	Ivy Science and Technology Fund	$50,001-$100,000

Interested Trustee Candidate

Philip J. Sanders	None	None	None

Note 1: Dollar range of shares of the following Portfolios “owned” through deemed investments by Joseph Harroz, Jr.:

Ivy VIP Small Cap Value	$50,001 to $100,000

Note 2: Dollar range of shares of the following Portfolio “owned” through deemed investments by Frank J. Ross, Jr.:

Ivy VIP Natural Resources	$10,001 to $50,000

Note 3: Dollar range of shares of the following Portfolios “owned” through deemed investments by Michael G. Smith:

InvestEd Balanced Portfolio	over $	100,000
InvestEd Conservative Portfolio	over $	100,000

APPENDIX E

OWNERSHIP OF SHARES

Occasionally, the number of shares of the Funds held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of January 30, 2019, to the best of the knowledge of the Funds, the following shareholders owned of record or beneficially 5% or more of any class of the outstanding voting shares of each Fund:

Ivy NextShares

Fund Name	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Focused Energy NextShares	Ivy Investment Management Company Shawnee Mission, KS	425,431	94.54%
Ivy Focused Growth NextShares	Ivy Investment Management Company Shawnee Mission, KS	429,642	99.91%
Ivy Focused Value NextShares	Ivy Investment Management Company Shawnee Mission, KS	424,907	94.42%

Ivy Funds

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Accumulative Fund	C	Tammy Nunn Nashville, TN	20,636.417	5.76%
	N	Ivy Investment Management Company Mission, KS	24,295.432	100.00%
	R	Ivy Investment Management Company Mission, KS	24,295.432	100.00%
	Y	Ivy Investment Management Company Mission, KS	24,295.432	100.00%

Ivy Apollo Multi-Asset Income Fund	C	National Financial Services Corporation Jersey City, NJ	180,727.755	12.16%
	C	UBS Financial Services, Inc. Jersey City, NJ	124,065.598	8.35%
	C	Raymond James St. Petersburg, FL	83,465.984	5.62%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	American Enterprise Investment Services Minneapolis, MN	129,117.627	8.69%
	C	LPL Financial San Diego, CA	76,230.114	5.13%
	C	Stifel, Nicolaus & Company, Inc. St. Louis, MO	78,207.480	5.26%
	N	Edward Jones St. Louis, MO	144,515.985	41.76%
	N	Ivy Investment Management Company Shawnee Mission, KS	201,520.914	58.24%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	43,871.674	8.10%
	Y	National Financial Services Corporation Jersey City, NJ	180,582.607	33.36%
	Y	Ivy Investment Management Company Shawnee Mission, KS	303,476.671	56.06%

Ivy Apollo Strategic Income Fund	A	Ivy Investment Management Company Shawnee Mission, KS	2,808,406.648	23.50%
	C	National Financial Services Corporation Jersey City, NJ	32,270.528	5.38%
	C	Raymond James & Associates St. Petersburg, FL	40,402.012	6.73%
	C	LPL Financial San Diego, CA	49,840.150	8.31%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,694,082.836	97.19%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	329,769.050	46.95%
	Y	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	42.71%

Ivy Asset Strategy Fund	A	First Clearing, LLC St. Louis, MO	6,997,108.511	10.54%
	A	Morgan Stanley Smith Barney, LLC New York, NY	5,601,925.683	8.44%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	A	National Financial Services Corp. Jersey City, NJ	4,601,008.005	6.93%
	B	First Clearing, LLC St. Louis, MO	996,799.133	34.96%
	B	National Financial Services Corp. Jersey City, NJ	271,208.163	9.51%
	C	First Clearing, LLC St. Louis, MO	5,801,320.674	15.90%
	C	LPL Financial San Diego, CA	2,415,735.545	6.62%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	4,175,030.980	11.44%
	C	Morgan Stanley Smith Barney, LLC New York, NY	4,393,995.166	12.04%
	C	National Financial Services Corp. Jersey City, NJ	2,775,557.090	7.61%
	C	Raymond James & Associates St. Petersburg, FL	2,727,798.898	7.48%
	C	UBS Financial Services, Inc. Jersey City, NJ	2,384,678.317	6.54%
	I	First Clearing, LLC St. Louis, MO	2,655,035.489	6.57%
	I	UBS Financial Services, Inc. Jersey City, NJ	2,764,397.177	6.84%
	N	Mid Atlantic Trust Pittsburgh, PA	15,165.682	8.96%
	N	State Street Bank and Trust Boston, MA	13,082.521	7.73%
	N	Charles Schwab & Co., Inc. San Francisco, CA	48,438.729	28.61%
	N	Charles Schwab & Co., Inc. San Francisco, CA	37,089.516	21.90%
	N	DCGT Trustee Des Moines, IA	9,269.310	5.47%
	N	Nationwide Investment Services Corp. Columbus, OH	18,577.665	10.97%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	Y	Voya Institutional Trust Company Windsor, CT	3,093,006.674	40.89%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	548,813.980	7.25%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	390,694.888	5.16%
	Y	National Financial Services Corp. Jersey City, NJ	567,565.433	7.50%
	Y	Nationwide Investment Services Corp. Columbus, OH	992,422.754	13.12%

Ivy Balanced Fund	A	Edward Jones St. Louis, MO	3,399,440.508	6.20%
	B	Edward Jones St. Louis, MO	168,166.187	8.66%
	B	LPL Financial San Diego, CA	151,325.371	7.80%
	B	First Clearing, LLC St. Louis, MO	482,950.356	24.88%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	329,424.281	16.97%
	B	American Enterprise Investment Svc Minneapolis, MN	113,311.925	5.84%
	C	National Financial Services Corp. Boston, MA	1.292,780.467	7.76%
	C	LPL Financial San Diego, CA	1,157,596.796	6.95%
	C	First Clearing, LLC St. Louis, MO	1,804,042.150	10.83
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,671,449.840	10.03%
	C	American Enterprise Investment Svc Minneapolis, MN	1,635,751.517	9.82%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,496,466.645	8.98%
	C	Raymond James & Associates St. Petersburg, FL	1,252,360.612	7.52%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	E	Waddell & Reed Shawnee Mission, KS	9,188.925	100.00%
	N	Edward Jones St. Louis, MO	210,704.742	38.62%
	Y	National Financial Services Corp. Boston, MA	105,370.384	9.96%
	Y	LPL Financial San Diego, CA	58,101.352	5.49%
	Y	National Financial Services Corporation Boston, MA	99,220.508	9.38%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	131,611.778	12.44%
	Y	Nationwide Investment Services Corp. Columbus, OH	327,109.802	30.93%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	97,043.535	9.17%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	60,045.088	5.68%

Ivy California Municipal High Income Fund	A	Ivy Investment Management Company Shawnee Mission, KS	500,000.000	39.04%
	C	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	56.66%
	C	Katie Ann Boyle & Karen A Boyle Napa, CA	10,410.751	5.90%
	C	Kelly Boyle & Karen A Boyle Poway, CA	10,409.710	5.90%
	C	Michelle Silva San Jose, CA	10,432.956	5.91%
	I	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	25.11%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	22,624.747	17.97%
	Y	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	79.44%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Cash Management Fund	A	Pershing LLC Jersey City, NJ	455,231,808.820	41.24%
	B	Ivy Investment Management Company Shawnee Mission, KS	240,000.000	37.63%
	B	Cynthia A. Covert Columbiana, OH	45,342.800	7.11%
	B	Alice J. Morris Lakeville, MN	68,048.503	10.67%
	B	Stanka Consulting Sacramento, CA	65,293.407	10.34%
	B	Deanna Dix-Brown Pratt, KS	48,278.500	7.57%
	C	Rose M. McElderry Wichita, KS	83,843.230	5.39%
	C	Charles Schwab & Co., Inc. San Francisco, CA	248,247.310	15.96%

Ivy Core Equity	B	First Clearing, LLC St. Louis, MO	86,331.305	11.22%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	49,551.090	6.44%
	C	National Financial Services Corp. Boston, MA	267,376.131	5.49%
	C	LPL Financial San Diego, CA	253,332.337	5.20%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	245,183.709	5.03%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	386,361.154	7.93%
	N	Bank of New York-Mellon Shawnee Mission, KS	2,621,788.038	78.80%
	N	Waddell & Reed InvestEd Growth Portfolio Shawnee Mission, KS	281,751.322	8.47%
	Y	National Financial Services Corp. Boston, MA	627,146.272	19.30%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	321,487.227	9.89%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	Y	Nationwide Trust Company Columbus, OH	374,572.649	11.53%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	742,673.128	22.85%

Ivy Corporate Bond Fund	B	Steven Johnson Great Falls, MT	5,776.592	5.35%
	E	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%
	R	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	5,560,701.934	93.91%
	Y	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%

Ivy Crossover Credit Fund	A	Ivy Investment Management Company Shawnee Mission, KS	1,000,000.000	85.34%
	E	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%
	I	National Financial Services Corporation Boston, MA	142,153.123	6.62%
	I	Ivy Investment Management Company Shawnee Mission, KS	1,250,000.000	58.18%
	N	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%
	R	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%
	Y	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	100.00%

Ivy Emerging Markets Equity	A	National Financial Services Corporation Boston, MA	1,498,687.554	8.31%
	B	First Clearing, LLC St. Louis, MO	14,262.144	9.22%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	B	American Enterprise Investment Services Minneapolis, MN	9,192.067	5.94%
	B	Charles Schwab & Co., Inc. San Francisco, CA	13,294.851	8.59%
	C	LPL Financial San Diego, CA	233,058.116	5.20%
	C	First Clearing, LLC St. Louis, MO	964,650.267	21.51%
	C	American Enterprise Investment Services Minneapolis, MN	643,245.449	14.35%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	602,861.842	13.44%
	C	Raymond James & Associates St. Petersburg, FL	320,363.457	7.17%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	350,175.864	7.81%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	261,724.472	5.84%
	E	Waddell & Reed Shawnee Mission, KS	7,206.215	46.64%
	E	Waddell & Reed Shawnee Mission, KS	8,245.408	53.36%
	I	National Financial Services Corporation Boston, MA	5,139,182.865	8.30%
	I	First Clearing, LLC St. Louis, MO	8,183,535.596	8.37%
	I	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	5,380,831.026	8.69%
	I	American Enterprise Investment Services Minneapolis, MN	7,141,992.056	11.53%
	N	Edward Jones St. Louis, MO	2,520,553.722	16.29%
	N	Bank of New York-Mellon Shawnee Mission, KS	7,274,466.116	47.01%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	1,409,707.581	9.11%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	T	Ivy Investment Management Company Shawnee Mission, KS	13,927.577	100.00%
	Y	National Financial Services Corporation Boston, MA	217,694.893	9.58%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,306,452.106	57.51%
	Y	Minnesota Life Insurance Company St. Paul, MN	139,465.535	6.14%
	Y	Nationwide Investment Services Corporation Columbus, OH	139,749.732	6.15%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	127,203.216	5.60%

Ivy Energy	B	First Clearing, LLC St. Louis, MO	24,042.472	16.23%
	B	American Enterprise Investment Services Minneapolis, MN	46,731.930	31.55%
	B	Charles Schwab & Co., Inc. San Francisco, CA	21,820.447	14.73%
	C	National Financial Services Corporation Boston, MA	277,905.256	8.32%
	C	LPL Financial San Diego, CA	302,016.458	9.04%
	C	First Clearing, LLC St. Louis, MO	242,212.054	7.25%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	209,887.190	6.28%
	C	American Enterprise Investment Services Minneapolis, MN	321,208.043	9.61%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	319,311.170	9.56%
	C	UBS Financial Services, Inc. Jersey City, NJ	225,158.148	6.74%
	C	Raymond James & Associates St. Petersburg, FL	305,643.145	9.15%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	E	Waddell & Reed Shawnee Mission, KS	10,279.390	100.00%
	I	LPL Financial San Diego, CA	1,270,684.469	7.58%
	I	American Enterprise Investment Services Minneapolis, MN	865,768.765	5.16%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,068,277.912	6.37%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	121,427.475	5.21%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	214,279.670	9.20%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	702,776.963	30.16%

Ivy Global Bond	B	LPL Financial San Diego, CA	18,283.936	13.08%
	B	First Clearing, LLC St. Louis, MO	9,652.990	6.91%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	16,720.183	11.97%
	B	Charles Schwab & Co., Inc. San Francisco, CA	8,108.340	5.80%
	C	First Clearing, LLC St. Louis, MO	172,509.902	17.93%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	97,356.877	10.12%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	53,921.850	5.60%
	C	Raymond James & Associates St. Petersburg, FL	58,217.127	6.05%
	N	Edward Jones St. Louis, MO	38,122.106	5.71%
	N	National Financial Services Corporation Boston, MA	192,748.133	28.87%
	Y	National Financial Services Corporation Boston, MA	19,348.017	15.22%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	29,180.867	22.96%
	Y	Nationwide Investment Services Corporation Columbus, OH	42,193.855	33.20%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	14,338.417	11.28%

Ivy Global Equity Income	B	Edward Jones St. Louis, MO	50,662.869	12.21%
	B	National Financial Services Corporation Boston, MA	33,352.131	8.04%
	B	Ivy Investment Management Company Shawnee Mission, KS	102,777.779	24.78%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	323,030.189	15.75%
	C	UBS Financial Services, Inc. Jersey City, NJ	152,910.937	7.46%
	C	Raymond James & Associates St. Petersburg, FL	202,014.118	9.85%
	N	Edward Jones St. Louis, MO	113,301.231	6.05%
	N	National Financial Services Corporation Boston, MA	200,804.521	10.72%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	44,459.328	6.92%
	Y	Ivy Investment Management Company Shawnee Mission, KS	315,912.410	49.21%
	Y	Nationwide Investment Services Corporation Columbus, OH	236,794.826	36.88%

Ivy Global Growth	B	First Clearing, LLC St. Louis, MO	5,394.034	19.27%
	B	Charles Schwab & Co., Inc. San Francisco, CA	3,281.664	11.72%
	C	LPL Financial San Diego, CA	13,892.732	5.48%
	C	First Clearing, LLC St. Louis, MO	13,162.808	5.19%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	Charles Schwab & Co., Inc. San Francisco, CA	19,161.233	7.56%
	C	UBS Financial Services, Inc. Jersey City, NJ	22,298.757	8.79%
	E	Waddell & Reed Shawnee Mission, KS	3,798.665	100.00%
	Y	National Financial Services Corporation Boston, MA	15,179.938	11.69%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	49,058.686	37.78%
	Y	Nationwide Investment Services Corporation Columbus, OH	23,802.260	18.33%

Ivy Government Money Market	A	Pershing LLC Jersey City, NJ	16,556,574.990	13.78%
	B	LPL Financial San Diego, CA	140,171.470	9.99%
	B	First Clearing, LLC St. Louis, MO	244,248.995	17.41%
	B	Ivy Investment Management Company Shawnee Mission, KS	345,000.000	24.59%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	131,131.850	9.35%
	B	Morgan Stanley Smith Barney, LLC Jersey City, NJ	75,735.491	5.40%
	C	First Clearing, LLC St. Louis, MO	5,477,855.016	31.37%
	C	Charles Schwab & Co., Inc. San Francisco, CA	1,224,298.000	7.01%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,588,520.236	9.10%

Ivy Government Securities Fund	B	LPL Financial San Diego, CA	3,469.511	6.36%
	B	Elaine C. Reilly West Warwick, RI	3,020.360	5.54%
	E	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	17,625,006.575	53.26%
	N	Waddell & Reed Shawnee Mission, KS	2,716,097.605	8.21%
	N	InvestEd Income Portfolio Shawnee Mission, KS	2,631,509.230	7.95%
	R	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%
	Y	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%

Ivy High Income	N	National Financial Services Corporation Boston, MA	1,766,511.001	19.39%
	N	Charles Schwab & Co., Inc. San Francisco, CA	757,001.574	8.31%
	N	Charles Schwab & Co., Inc. San Francisco, CA	534,518.547	5.87%

Ivy IG International Small Cap	A	Ivy Investment Management Company Shawnee Mission, KS	830,956.241	57.62%
	C	First Clearing, LLC St. Louis, MO	21,607.756	13.24%
	C	Ivy Investment Management Company Shawnee Mission, KS	100,000.001	61.29%
	I	Ivy Investment Management Company Shawnee Mission, KS	1,475,000.001	24.50%
	I	American Enterprise Investment Services Minneapolis, MN	746,227.370	12.40%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	5,223,902.492	74.67%
	Y	Ivy Investment Management Company Shawnee Mission, KS	45,032.052	30.36%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	100,070.782	67.47%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy International Core Equity	A	State Street Bank Trust Boston, MA	3,059,899.427	8.86%
	A	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,973,380.230	5.71%
	B	Edward Jones St. Louis, MO	29,868.427	10.57%
	B	National Financial Services Corporation Boston, MA	24,179.259	8.55%
	B	LPL Financial San Diego, CA	15,647.677	5.54%
	B	First Clearing, LLC St. Louis, MO	57,236.178	20.25%
	B	American Enterprise Investment Services Minneapolis, MN	20,918.380	7.40%
	B	Raymond James & Associates St. Petersburg, FL	21,539.892	7.62%
	C	National Financial Services Corporation Boston, MA	816,463.476	6.97%
	C	LPL Financial San Diego, CA	658,621.703	5.62%
	C	First Clearing, LLC St. Louis, MO	1,139,141.198	9.72%
	C	American Enterprise Investment Services Minneapolis, MN	1,906,760.029	16.27%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,987,303.181	16.96%
	C	Raymond James & Associates St. Petersburg, FL	793,746.463	6.77%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,266,258.582	10.81%
	I	National Financial Services Corporation Boston, MA	36,379,436.870	18.66%
	I	American Enterprise Investment Services Minneapolis, MN	23,871,460.649	12.24%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	12,194,425.656	6.25%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	11,307,682.968	13.45%
	N	National Financial Services Corporation Boston, MA	21,973,861.169	26.14%
	T	Ivy Investment Management Company Shawnee Mission, KS	13,185.654	100.00%
	Y	National Financial Services Corporation Boston, MA	7,323,512.124	32.95%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	2,273,342.575	10.23%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	3,212,569.929	14.46%

Ivy High Income Fund	B	Edward Jones St. Louis, MO	362,891.248	5.98%
	B	National Financial Services Corporation Boston, MA	429,551.475	7.08%
	B	First Clearing, LLC St. Louis, MO	2,170,507.197	35.79%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	421,512.302	6.95%
	C	National Financial Services Corporation Boston, MA	7,087,724.571	7.34%
	C	LPL Financial San Diego, CA	7,033,031.283	7.28%
	C	LPL Financial San Diego, CA	15,533,180.767	16.08%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	6,214,021.296	6.43%
	C	American Enterprise Investment Services Minneapolis, MN	9,731,954.266	10.07%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	7,388,080.409	7.65%
	C	Raymond James & Associates St. Petersburg, FL	6,382,501.653	6.61%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	I	National Financial Services Corporation Boston, MA	21,889,233.670	7.79%
	I	LPL Financial San Diego, CA	18,459,845.724	6.57%
	I	First Clearing, LLC St. Louis, MO	17,305,239.507	6.16%
	I	American Enterprise Investment Services Minneapolis, MN	19,298,411.365	6.87%
	T	Ivy Investment Management Company Shawnee Mission, KS	32,808.399	89.35%
	Y	National Financial Services Corporation Boston, MA	2,256,034.503	6.44%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	5,682,175.283	16.23%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	7,983.138	22.80%
	Y	Nationwide Investment Services Corporation Columbus, OH	2,457,294.034	7.02%

Ivy Large Cap Growth	B	Edward Jones St. Louis, MO	33,043.363	5.41%
	B	First Clearing, LLC St. Louis, MO	86,665.101	14.19%
	B	Waddell & Reed Shawnee Mission, KS	72,581.651	11.89%
	C	LPL Financial San Diego, CA	361,282.181	7.16%
	C	First Clearing, LLC St. Louis, MO	326,414.285	6.47%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	535,658.510	10.61%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	426,836.842	8.45%
	C	Raymond James & Associates St. Petersburg, FL	477,861.654	9.46%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	5,287,570.722	6.34%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	2,889,684.968	64.26%
	N	Waddell & Reed Shawnee Mission, KS	458,182.705	10.19%
	N		264,634.839	5.89%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	180,818.819	10.73%
	Y	Nationwide Investment Services Corporation Columbus, OH	295,058.554	17.50%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	269,529.031	15.99%

Ivy LaSalle Global Real Estate	B	Ivy Investment Management Company Shawnee Mission, KS	65,344.554	88.58%
	C	Ivy Investment Management Company Shawnee Mission, KS	246,330.076	62.96%
	C	American Enterprise Investment Services Minneapolis, MN	23,002.670	5.88%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	1,953,972.182	82.37%
	N	Waddell & Reed Shawnee Mission, KS	171,359.226	7.22%
	Y	LPL Financial San Diego, CA	84,409.359	17.67%
	Y	Ivy Investment Management Company Shawnee Mission, KS	367,870.017	77.01%

Ivy Limited-Term Bond	A	Edward Jones St. Louis, MO	2,216,026.296	6.20%
	B	Edward Jones St. Louis, MO	44,593.291	13.10%
	B	First Clearing, LLC St. Louis, MO	119,338.247	35.06%
	B	American Enterprise Investment Services Minneapolis, MN	32,174.478	9.45%
	C	First Clearing, LLC St. Louis, MO	485,201.104	10.49%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	568,162.106	12.29%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	Charles Schwab & Co., Inc. San Francisco, CA	813,564.953	17.60%
	C	Raymond James & Associates St. Petersburg, FL	332,048.543	7.18%
	Y	National Financial Services Corporation Boston, MA	58,912.924	7.26%
	Y	Nationwide Investment Services Corporation Columbus, OH	130,294.839	16.06%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	82,794.426	10.20%

Ivy Managed International Opportunities	C	National Financial Services Corporation Boston, MA	25,193.393	10.17%
	C	LPL Financial San Diego, CA	14,132.426	5.70%
	C	First Clearing, LLC St. Louis, MO	22,156.496	8.94%
	E	Waddell & Reed Shawnee Mission, KS	49,481.368	100.00%
	N	Edward Jones St. Louis, MO	6,753.157	23.81%
	N	Ivy Investment Management Company Shawnee Mission, KS	22,381.379	76.82%
	Y	National Financial Services Corporation Boston, MA	12,442.338	21.79%
	Y	Nationwide Investment Services Corporation Columbus, OH	38,207.090	66.91%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	3,238.425	5.67%

Ivy Mid Cap Growth	B	Edward Jones St. Louis, MO	53,371.418	5.98%
	B	First Clearing, LLC St. Louis, MO	233,807.260	26.20%
	B	Raymond James & Associates St. Petersburg, FL	47,564.280	5.33%
	C	National Financial Services Corporation Boston, MA	901,632.229	8.88%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	LPL Financial San Diego, CA	568,827.224	5.60%
	C	First Clearing, LLC St. Louis, MO	707,818.015	6.97%
	C	American Enterprise Investment Services Minneapolis, MN	602,514.684	5.93%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,268,704.549	12.50%
	C	UBS Financial Services, Inc. Jersey City, NJ	523,059.031	5.15%
	C	Raymond James & Associates St. Petersburg, FL	1,586,159.971	15.62%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	677,249.608	6.67%
	I	Stifel Nicolaus & Co., Inc. St. Louis, MO	4,142,748.684	5.11%
	I	Charles Schwab & Co., Inc. San Francisco, CA	6,708,662.351	8.28%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	9,419,614.811	11.62%
	N	Edward Jones St. Louis, MO	2,214,199.043	21.37%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	1,026.034	9.91%
	N	National Financial Services Corporation Boston, MA	1,142,806.490	11.03%
	N	Voya Institutional Trust Company Braintree, MA	671,652.597	6.42%
	Y	National Financial Services Corporation Boston, MA	2,647,133.028	23.18%
	Y	Minnesota Life Insurance Co. St. Paul, MN	695,824.218	6.09%
	Y	Nationwide Investment Services Corporation Columbus, OH	684,137.795	6.00%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	1,459,580.847	12.78%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	Y	Nationwide Investment Services Corporation Columbus, OH	571,973.214	7.64%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,221,525.106	10.07%

Ivy Mid Cap Income Opportunities	A	Edward Jones St. Louis, MO	726,256.765	7.77%
	A	National Financial Services Corporation Boston, MA	1,306,116.414	13.97%
	A	Ameritrade, Inc. Omaha, NE	548,842,326.000	5.87%
	C	Edward Jones St. Louis, MO	96,879.602	8.59%
	C	National Financial Services Corporation Boston, MA	72,065.980	6.39%
	C	Stifel Nicolaus & Co., Inc. St. Louis, MO	56,893.154	5.04%
	C	American Enterprise Investment Services Minneapolis, MN	65,408.983	5.80%
	C	Raymond James & Associates St. Petersburg, FL	143,275.566	12.70%
	C	UBS Financial Services, Inc. Jersey City, NJ	156,763.810	13.89%
	E	Ivy Investment Management Company Shawnee Mission, KS	203,656.599	100.00%
	I	National Financial Services Corporation Boston, MA	3,883,640.990	14.89%
	I	LPL Financial San Diego, CA	1,621,200.582	6.21%
	I	American Enterprise Investment Services Minneapolis, MN	2,989,264.101	11.46%
	I	Raymond James & Associates St. Petersburg, FL	1,621,384.373	6.22%
	N	Edward Jones St. Louis, MO	853,125.583	21.18%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	1,904,522.222	47.29%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	Waddell & Reed Shawnee Mission, KS	470,103.918	11.67%
	Y	National Financial Services Corporation Boston, MA	167,701.935	18.24%
	Y	Ivy Investment Management Company Shawnee Mission, KS	305,330.152	33.20%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	46,212.224	5.03%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	296,144.386	32.20%

Ivy Municipal Bond	B	Edward Jones St. Louis, MO	10,781.065	10.02%
	B	First Clearing, LLC St. Louis, MO	37,494.193	34.86%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	13,461.770	12.52%
	B	Henrietta G. Roskamp Edgerton, MN	9,406.636	8.75%
	B	American Enterprise Investment Services Minneapolis, MN	5,951.518	5.53%
	C	First Clearing, LLC St. Louis, MO	156,906.585	9.14%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	97,823.358	5.70%
	N	Edward Jones St. Louis, MO	31,109.461	59.69%
	N	Ivy Investment Management Company Shawnee Mission, KS	21,008.403	40.31%
	Y	National Financial Services Corporation Boston, MA	5,972.950	12.35%
	Y	Waddell & Reed Shawnee Mission, KS	36,182.573	74.80%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	4,860.507	10.05%

Ivy Municipal High Income	A	P. Daniel Orlich Vienna, VA	10,468,452.397	7.85%
	B	Edward Jones St. Louis, MO	203,546.028	16.05%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	B	First Clearing, LLC St. Louis, MO	198,979.286	15.69%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	390,220.723	30.77%
	C	First Clearing, LLC St. Louis, MO	3,185,173.496	14.32%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	3,450,819.716	15.51%
	C	American Enterprise Investment Services Minneapolis, MN	1,263,489.995	5.68%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,895,790.086	8.52%
	C	UBS Financial Services, Inc. Jersey City, NJ	2,384,069.767	10.72%
	C	Raymond James & Associates St. Petersburg, FL	133,299.619	5.99%
	I	National Financial Services Corporation Boston, MA	7,180,512.012	8.72%
	I	First Clearing, LLC St. Louis, MO	5,213,417.353	6.33%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	5,634,728.100	6.84%
	I	UBS Financial Services, Inc. Jersey City, NJ	4,866,490.432	5.91%
	N	Edward Jones St. Louis, MO	100,936.801	61.42%
	N	Ivy Investment Management Company Shawnee Mission, KS	48,923.679	29.77%
	Y	National Financial Services Corporation Boston, MA	83,752.381	6.10%
	Y	LPL Financial San Diego, CA	1,010,221.161	73.57%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	88,666.636	6.46%

Ivy Natural Resources	A	Morgan Stanley Smith Barney, LLC Jersey City, NJ	966,752.093	5.78%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	B	Edward Jones St. Louis, MO	26,244.168	16.80%
	B	First Clearing, LLC St. Louis, MO	17,699.574	11.34%
	C	National Financial Services Corporation Boston, MA	142,425.323	6.76%
	C	LPL Financial San Diego, CA	147,441.048	7.00%
	C	First Clearing, LLC St. Louis, MO	225,948.238	10.73%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	246,213.430	11.69%
	C	UBS Financial Services, Inc. Jersey City, NJ	146,399.455	6.95%
	C	Raymond James & Associates St. Petersburg, FL	143,937.738	6.84%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	288,943.416	13.72%
	I	National Financial Services Corporation Boston, MA	570,134.096	7.13%
	I	Morgan Stanley Smith Barney, LLC Jersey City, NJ	889,616.169	11.13%
	I	UBS Financial Services, Inc. Jersey City, NJ	757,040.778	9.47%
	R	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	104,546.939	9.02%
	Y	Minnesota Life Insurance Co. St. Paul, MN	110,341.265	7.92%
	Y	Nationwide Investment Services Corporation Columbus, OH	175,737.066	12.62%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	100,334.106	7.20%

Ivy Pictet Emerging Markets Local Currency Debt Fund	A	National Financial Services Corporation Boston, MA	76,891.054	5.80%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	A	Ivy Investment Management Company Shawnee Mission, KS	575,796.179	43.40%
	C	Ivy Investment Management Company Shawnee Mission, KS	199,565.690	85.76%
	E	Ivy Investment Management Company Shawnee Mission, KS	199,570.816	100.00%
	I	Nationwide Investment Services Corporation Columbus, OH	3,164,226.076	34.04%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,727,924.726	100.00%
	Y	National Financial Services Corporation Boston, MA	30,635.127	9.25%
	Y	Ivy Investment Management Company Shawnee Mission, KS	300,536.482	90.74%

Ivy Pictet Targeted Return Bond Fund	A	Ivy Investment Management Company Shawnee Mission, KS	800,000.000	36.73%
	A	David Funk & Shirlene Funk Hansen, ID	135,115.337	6.20%
	C	Ivy Investment Management Company Shawnee Mission, KS	350,000.000	85.41%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	8,164,932.828	99.74%
	Y	Ivy Investment Management Company Shawnee Mission, KS	350,000.000	99.99%

Ivy PineBridge High Yield Fund	A	Ivy Investment Management Company Shawnee Mission, KS	550,544.017	68.02%
	I	Ivy Investment Management Company Shawnee Mission, KS	1,201,186.945	25.27%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	2,746,559.534	91.05%
	N	National Financial Services Corporation Boston, MA	269,943.135	8.95%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	R	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%

Ivy ProShares Interest Rate Hedged High Yield Index Fund	A	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	95.03%
	E	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	89.29%
	I	Ivy Investment Management Company Shawnee Mission, KS	400,000.000	7.52%
	N	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	100.00%
	R	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	97.37%

Ivy ProShares Russell 2000 Dividend Growers Index Fund	A	Ivy Investment Management Company Shawnee Mission, KS	120,000.000	56.97%
	E	Ivy Investment Management Company Shawnee Mission, KS	80,000.000	86.34%
	R	Ivy Investment Management Company Shawnee Mission, KS	80,000.000	100.00%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	2,486,163.474	82.01%
	N	Waddell & Reed Shawnee Mission, KS	277,077.660	9.14%

Ivy ProShares S&P 500 Bond Index Fund	A	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	98.39%
	E	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	81.62%
	E	Kiran Kamity San Jose, CA	13,234.692	10.80%
	I	Ivy Investment Management Company Shawnee Mission, KS	400,000.000	5.53%
	R	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	97.62%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	100.00%

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	A	Ivy Investment Management Company Shawnee Mission, KS	120,000.000	68.01%
	E	Ivy Investment Management Company Shawnee Mission, KS	80,000.000	52.10%
	R	Ivy Investment Management Company Shawnee Mission, KS	80,000.000	100.00%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	5,205,889.060	71.85%
	N	Waddell & Reed Shawnee Mission, KS	762,740.929	10.03%
	N	Ivy InvestEd Balanced Fund Shawnee Mission, KS	458,881.434	6.33%
	N	Ivy InvestEd Conservative Portfolio Shawnee Mission, KS	382,407.082	5.28%

Ivy ProShares MSCI ACWI Index Fund	A	Ivy Investment Management Company Shawnee Mission, KS	750,000.000	59.60%
	A	Douglas L. Baskins Loveland, CO	79,079.244	6.28%
	E	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	84.15%
	I	Ivy Investment Management Company Shawnee Mission, KS	1,050,000.000	22.83%
	R	Ivy Investment Management Company Shawnee Mission, KS	199,294.534	100.00%
	N	Waddell & Reed Shawnee Mission, KS	1,310,827.480	44.61%
	N	InvestEd Balanced Portfolio Shawnee Mission, KS	643,861.343	21.91%
	N	InvestEd Conservative Portfolio Shawnee Mission, KS	384,875.055	13.10%
	N	InvestEd Aggressive Portfolio Shawnee Mission, KS	294,343.906	10.02%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	InvestEd Income Portfolio Shawnee Mission, KS	304,536.006	10.36%

Ivy Pzena International Value	B	First Clearing, LLC St. Louis, MO	8,246.558	34.93%
	C	First Clearing, LLC St. Louis, MO	9,289.363	6.05%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	8,222.443	5.36%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	52,426.552	34.17%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,156,163.145	60.02%
	N	Ivy Managed International Opportunities Fund Shawnee Mission, KS	2,289,545.319	33.06%
	N	National Financial Services Corporation Boston, MA	472,562.071	6.82%
	Y	Minnesota Life Insurance Co. St. Paul, MN	55,718.752	48.70%
	Y	Nationwide Investment Services Corporation Columbus, OH	25,162.128	21.99%

Ivy Science and Technology Fund	B	First Clearing, LLC St. Louis, MO	106,786.373	13.98%
	B	American Enterprise Investment Services Minneapolis, MN	102,769.290	13.45%
	B	Charles Schwab & Co., Inc. San Francisco, CA	51,499.855	6.74%
	C	National Financial Services Corporation Boston, MA	743,522.408	7.21%
	C	LPL Financial San Diego, CA	626,762.818	6.08%
	C	First Clearing, LLC St. Louis, MO	1,139,259.202	11.05%
	C	American Enterprise Investment Services Minneapolis, MN	771,568.689	7.48%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	1,180,299.903	11.45%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	UBS Financial Services, Inc. Jersey City, NJ	794,395.342	7.70%
	C	Raymond James & Associates St. Petersburg, FL	871,454.966	8.45%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,002,225.739	9.72%
	I	National Financial Services Corporation Boston, MA	1,602,222.191	5.08%
	I	UBS Financial Services, Inc. Jersey City, NJ	1,583,808.279	5.03%
	N	National Financial Services Corporation Boston, MA	581,634.678	44.92%
	N	Voya Institutional Trust Company Braintree, MA	119,381.689	9.22%
	Y	National Financial Services Corporation Boston, MA	2,022,609.067	29.46%
	Y	Voya Institutional Trust Company Braintree, MA	351,080.491	5.11%
	Y	Nationwide Investment Services Corporation Columbus, OH	531,559.721	7.74%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	877,882.491	12.79%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	412,284.781	6.01%

Ivy Securian Core Bond	A	Edward Jones St. Louis, MO	1,493,590.518	8.99%
	B	Edward Jones St. Louis, MO	36,508.230	18.13%
	B	National Financial Services Corporation Boston, MA	13,476.251	6.69%
	B	National Financial Services Corporation Boston, MA	40,116.588	19.93%
	B	American Enterprise Investment Services Minneapolis, MN	17,098.912	8.49%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	C	Edward Jones St. Louis, MO	67,045.684	5.43%
	C	National Financial Services Corporation Boston, MA	85,634.897	6.93%
	C	First Clearing, LLC St. Louis, MO	209,634.550	16.69%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	78,986.576	6.39%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	66,836.398	5.41%
	C	Raymond James & Associates St. Petersburg, FL	73,899.075	5.98%
	N	Edward Jones St. Louis, MO	1,285,969.431	10.78%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	8,292,409.353	69.50%
	Y	Minnesota Life Insurance Co. St. Paul, MN	71,175.264	15.39%
	Y	Nationwide Investment Services Corporation Columbus, OH	101,240.427	21.89%

Ivy Securian Real Estate Securities	B	Edward Jones St. Louis, MO	4,266.691	5.98%
	B	First Clearing, LLC St. Louis, MO	14,116.119	19.80%
	C	National Financial Services Corporation Boston, MA	19,294.505	7.61%
	C	First Clearing, LLC St. Louis, MO	17,234.040	6.79%
	N	Edward Jones St. Louis, MO	16,184.133	65.48%
	Y	Minnesota Life Insurance Co. St. Paul, MN	3,766,217.462	95.76%

Ivy Small Cap Core	A	National Financial Services Corporation Boston, MA	526,796.855	5.02%
	B	Edward Jones St. Louis, MO	11,352.247	7.45%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	B	National Financial Services Corporation Boston, MA	7,950.175	5.22%
	B	LPL Financial San Diego, CA	15,812.479	10.37%
	B	First Clearing, LLC St. Louis, MO	36,435.489	23.91%
	B	Charles Schwab & Co., Inc. San Francisco, CA	16,044.803	10.53%
	C	National Financial Services Corporation Boston, MA	149,926.671	5.98%
	C	LPL Financial San Diego, CA	126,870.158	5.06%
	C	First Clearing, LLC St. Louis, MO	274,042.000	10.92%
	C	American Enterprise Investment Services Minneapolis, MN	306,064.825	12.20%
	C	Charles Schwab & Co., Inc. San Francisco, CA	132,906.817	5.30%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	143,355.391	5.79%
	C	UBS Financial Services, Inc. Jersey City, NJ	162,938.340	6.49%
	C	Raymond James & Associates St. Petersburg, FL	245,389.538	9.78%
	E	Waddell & Reed Shawnee Mission, KS	11,792.845	100.00%
	I	American Enterprise Investment Services Minneapolis, MN	2,371,939.529	11.19%
	I	Raymond James & Associates St. Petersburg, FL	1,220,047.476	5.76%
	N	Edward Jones St. Louis, MO	1,275,431.095	31.91%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	1,395,869.875	34.92%
	N	National Financial Services Corporation Boston, MA	242,573.207	6.07%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	T	Ivy Investment Management Company Shawnee Mission, KS	13,912.076	100.00%
	Y	National Financial Services Corporation Boston, MA	194,309.082	20.41%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	124,547.576	13.08%
	Y	Minnesota Life Insurance Co. St. Paul, MN	211,616.582	22.23%
	Y	Nationwide Investment Services Corporation Columbus, OH	66,757.398	7.01%

Ivy Small Cap Growth	B	National Financial Services Corporation Boston, MA	58,813.144	8.58%
	B	LPL Financial San Diego, CA	36,055.300	5.26%
	B	First Clearing, LLC St. Louis, MO	97,939.522	14.30%
	C	National Financial Services Corporation Boston, MA	443,254.726	6.25%
	C	LPL Financial San Diego, CA	372,286.140	5.24%
	C	First Clearing, LLC St. Louis, MO	713,032.725	10.03%
	C	Morgan Stanley Smith Barney, LLC Jersey City, NJ	615,995.872	8.67%
	C	Raymond James & Associates St. Petersburg, FL	899,615.539	12.66%
	I	National Financial Services Corporation Boston, MA	5,210,856.128	12.09%
	I	Charles Schwab & Co., Inc. San Francisco, CA	2,355,473.929	5.43%
	N	Edward Jones St. Louis, MO	502,222.158	7.51%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	565,705.859	8.46%
	N	National Financial Services Corporation Boston, MA	1,772,421.992	26.52%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
	N	First Clearing, LLC St. Louis, MO	481,058.956	7.20%
	T	Ivy Investment Management Company Shawnee Mission, KS	13,728.720	100.00%
	Y	National Financial Services Corporation Boston, MA	849,596.215	12.80%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	344,869.230	5.20%
	Y	Nationwide Investment Services Corporation Columbus, OH	541,267.623	8.15%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	516,416.110	7.78%

Ivy Value Fund	B	Edward Jones St. Louis, MO	7,769.811	8.89%
	B	First Clearing, LLC St. Louis, MO	8,149.830	9.32%
	B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	4,678.950	5.35%
	B	Raymond James & Associates St. Petersburg, FL	7,867.665	9.00%
	C	LPL Financial San Diego, CA	43,074.363	5.80%
	C	First Clearing, LLC St. Louis, MO	66,149.016	8.91%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	58,276.042	7.85%
	C	Raymond James & Associates St. Petersburg, FL	212,396.690	28.60%
	N	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,617,923.319	73.76%
	Y	National Financial Services Corporation Boston, MA	1,659.123	8.83%
	Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	11,768.612	62.65%
	Y	Charles Schwab & Co., Inc. San Francisco, CA	2,638.548	14.05%

Fund Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Wilshire Global Allocation	E	Waddell & Reed Shawnee Mission, KS	8,419.780	100.00%
	N	Waddell & Reed Shawnee Mission, KS	28,669.725	100.00%
	R	Waddell & Reed Shawnee Mission, KS	28,669.725	100.00%
	Y	Waddell & Reed Shawnee Mission, KS	28,669.725	100.00%

InvestEd Portfolios

Portfolio Name	Shareholder Name, City and State	% of Portfolio
Aggressive Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%
Balanced Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%
Conservative Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%
Fixed Income Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%
Growth Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%
Income Portfolio	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%

Ivy Variable Insurance Portfolios

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
Ivy VIP Asset Strategy	II	Nationwide Investment Services Corporation Columbus, OH	30,272,377.004	33.80%
	II	Minnesota Life Insurance Co. St. Paul, MN	13,864,295.704	15.48%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	Ohio National Life Insurance Co. Cincinnati, OH	17,708,693.998	19.78%

Ivy VIP Balanced	II	Nationwide Investment Services Corporation Columbus, OH	8,140,629.885	19.75%
	II	Minnesota Life Insurance Co. St. Paul, MN	25,885,562.174	62.79%

Ivy VIP Core Equity	II	Nationwide Investment Services Corporation Columbus, OH	6,555,509.013	11.27%
	II	Nationwide Investment Services Corporation Columbus, OH	4,215,430.185	7.24%
	II	United Investors Life Birmingham, AL	6,348,003.151	10.91%
	II	Bank of New York Mellon Mission, KS	6,347,249.989	10.91%
	II	Minnesota Life Insurance Co. St. Paul, MN	3,622,477.391	6.23%

Ivy VIP Corporate Bond	II	Bank of New York-Mellon Mission, KS	13,247,737.151	12.82%
	II	Nationwide Investment Services Corporation Columbus, OH	7,047,452.618	6.82%
	II	Minnesota Life Insurance Co. St. Paul, MN	23,955,469.639	23.18%

Ivy VIP Energy	I	Minnesota Life Insurance Co. St. Paul, MN	906,004.476	8.62%
	II	Nationwide Investment Services Corporation Columbus, OH	1,346,098.552	12.81%
	II	Lincoln National Life Insurance Co Fort Wayne, IN	1,374,934.103	13.09%
	II	Pacific Life Newport Beach, CA	4,151,927.377	39.52%

Ivy VIP Global Bond	II	Jefferson National Louisville, KY	373,371.004	8.25%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	Nationwide Investment Services Corporation Columbus, OH	620,400.936	13.70%
	II	Minnesota Life Insurance Co. St. Paul, MN	1,244,660.632	27.49%
	II	Guardian Insurance & Annuity Co Inc Bethlehem, PA	979,961.716	21.64%

Ivy VIP International Core Equity	II	Bank of New York-Mellon Mission, KS	3,786,172.044	8.64%
	II	Nationwide Investment Services Corporation Columbus, OH	2,269,457.127	5.18%
	II	Minnesota Life Insurance Co. St. Paul, MN	20,057,537.959	45.79%
	II	Waddell & Reed, Inc. Mission, KS	13,603,675.670	15.53%

Ivy VIP Limited-Term Bond	II	Bank of New York-Mellon Mission, KS	16,562,120.192	18.70%
	II	Minnesota Life Insurance Co. St. Paul, MN	8,860,579.366	10.00%
	II	Waddell & Reed, Inc. Mission, KS	51,651,887.916	19.44%

Ivy VIP Micro Cap Growth	I	Ivy Investment Management Company Mission, KS	11,867.792	71.31%
	I	Lincoln National Life Insurance Co. Ft. Wayne, IN	4,773.735	28.69%
	II	Nationwide Investment Services Corporation Columbus, OH	545,838.986	17.71%
	II	Minnesota Life Insurance Co. St. Paul, MN	2,161,524.515	70.14%
	II	Lincoln National Life Insurance Co. Ft. Wayne, IN	168,845.448	5.48%

Ivy VIP Mid Cap Growth	I	Bank of New York-Mellon Mission, KS	2,026,658.845	18.46%
	I	Waddell & Reed, Inc. Mission, KS	7,593,465.197	23.05%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	Nationwide Investment Services Corporation Columbus, OH	11,614,878.863	23.51%
	II	Minnesota Life Insurance Co. St. Paul, MN	5,757,412.985	11.65%
	II	AXA Equitable Life Insurance Company Jersey City, NJ	19,551,569.735	39.58%
	II	Guardian Insurance & Annuity Bethlehem, PA	9,995,361.788	20.23%

Ivy VIP Natural Resources	II	Nationwide Investment Services Corporation Columbus, OH	4,199,451.232	15.31%
	II	Minnesota Life Insurance Co. St. Paul, MN	9,286,656.767	33.85%
	II	AXA Equitable Life Insurance Company Jersey City, NJ	2,256,229.950	8.22%
	II	Ohio National Life Insurance Co. Cincinnati, OH	10,614,338.094	38.69%

Ivy VIP Pathfinder Aggressive	II	Nationwide Investment Services Corporation Columbus, OH	9,227,220.073	66.27%
	II	Minnesota Life Insurance Co. St. Paul, MN	4,412,298.157	31.69%

Ivy VIP Pathfinder Conservative	II	Nationwide Investment Services Corporation Columbus, OH	14,785,642.525	72.03%
	II	Minnesota Life Insurance Co. St. Paul, MN	5,677,607.566	27.66%

Ivy VIP Pathfinder Moderate	II	Nationwide Investment Services Corporation Columbus, OH	117,141,186.991	75.38%
	II	Minnesota Life Insurance Co. St. Paul, MN	37,493,432.404	24.13%

Ivy VIP Pathfinder Moderate – Managed Volatility	II	Nationwide Investment Services Corporation Columbus, OH	34,171,944.791	32.75%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	Minnesota Life Insurance Co. St. Paul, MN	70,125,025.411	67.21%

Ivy VIP Pathfinder Moderately Aggressive	II	Nationwide Investment Services Corporation Columbus, OH	135,589,116.306	74.75%
	II	Minnesota Life Insurance Co. St. Paul, MN	44,670,367.890	24.63%

Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	II	Nationwide Investment Services Corporation Columbus, OH	2,577,689.795	15.95%
	II	Minnesota Life Insurance Co. St. Paul, MN	13,540,130.451	83.79%

Ivy VIP Pathfinder Moderately Conservative	II	Nationwide Investment Services Corporation Columbus, OH	33,127,181.452	72.80%
	II	Minnesota Life Insurance Co. St. Paul, MN	12,291,603.789	27.01%

Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	II	Nationwide Investment Services Corporation Columbus, OH	6,994,536.718	52.92%
	II	Minnesota Life Insurance Co. St. Paul, MN	6,223,473.493	47.08%

Ivy VIP Science and Technology	I	Ivy Investment Management Company Mission, KS	10,281.413	47.27%
	I	Lincoln National Life Insurance Co. Ft. Wayne, IN	11,469.209	52.73%
	II	Nationwide Investment Services Corporation Columbus, OH	5,928,186.687	25.25%
	II	Minnesota Life Insurance Co. St. Paul, MN	3,603,979.488	15.35%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	AXA Equitable Life Insurance Company Jersey City, NJ	4,568,791.756	19.46%
	II	Ohio National Life Insurance Co. Cincinnati, OH	4,194,048.617	17.86%
	II	United Investors Life Birmingham, AL	2,912,061.964	12.40%

Ivy VIP Securian Real Estate Securities	II	Nationwide Investment Services Corporation Columbus, OH	3,840,056.361	68.94%
	II	Minnesota Life Insurance Co. St. Paul, MN	1,446,472.301	25.97%

Ivy VIP Small Cap Core	II	Bank of New York-Mellon Mission, KS	1,288,701.389	7.65%
	II	Nationwide Investment Services Corporation Columbus, OH	1,014,480.966	6.02%
	II	Minnesota Life Insurance Co. St. Paul, MN	8,219,984.499	48.77%
	II	Waddell & Reed, Inc. Mission, KS	4,352,795.145	12.91%

Ivy VIP Small Cap Growth	II	Bank of New York-Mellon Mission, KS	2,028,311.821	6.40%
	II	Nationwide Investment Services Corporation Columbus, OH	6,518,706.314	20.56%
	II	Minnesota Life Insurance Co. St. Paul, MN	2,505,365.401	7.90%
	II	AXA Equitable Life Insurance Company Jersey City, NJ	5,774,687.321	18.21%
	II	Waddell & Reed, Inc. Mission, KS	6,859,694.568	10.82%
	II	United Investors Life Birmingham, AL	4,641,894.081	14.64%

Ivy VIP Value	II	Bank of New York-Mellon Mission, KS	5,617,836.147	8.64%
	II	Nationwide Investment Services Corporation Columbus, OH	9,850,111.192	15.15%

Portfolio Name	Class	Shareholder Name, City and State	Total Shares Owned	% of Portfolio
	II	Minnesota Life Insurance Co. St. Paul, MN	23,130,521.072	35.57%
	II	Waddell & Reed, Inc. Mission, KS	19,420,427.122	14.93%

APPENDIX F

TRUSTEE COMPENSATION

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Current Trustee by each Trust during its most recently completed fiscal year. No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Mr. Herrmann, as an Interested Trustee, does not receive any compensation from any of the Trusts. The Trustee nominees did not serve as a Trustee of any Trust during the most recently completed fiscal year and therefore did not receive any compensation from the Trusts.

Aggregate Compensation for the Fiscal Year Ended March 31, 2018

Current Independent Trustees	Aggregate Compensation from the Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$179,164	$335,250
James D. Gressett	167,433	313,000
Joseph Harroz, Jr.	231,659	433,000
Glendon E. Johnson, Jr.	171,812	321,750
Frank J. Ross, Jr.	175,478	328,000
Michael G. Smith	178,460	334,000
Edward M. Tighe	175,479	328,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$25,000
James D. Gressett	50,000
Joseph Harroz, Jr.	43,300
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	0
Michael G. Smith	114,375
Edward M. Tighe	131,200

Aggregate Compensation for the Fiscal Year Ended June 30, 2018

Current Independent Trustees	Aggregate Compensation from Ivy NextShares	Aggregate Compensation from Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$114	$207,518	$333,000
James D. Gressett	105	184,745	300,000
Joseph Harroz, Jr.	149	269,620	433,000
Glendon E. Johnson, Jr.	109	198,147	318,000
Frank J. Ross, Jr.	112	202,436	325,000
Michael G. Smith	112	204,950	328,000
Edward M. Tighe	112	204,950	328,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$50,000
James D. Gressett	50,000
Joseph Harroz, Jr.	42,500
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	0
Michael G. Smith	128,750
Edward M. Tighe	128,000

Aggregate Compensation for the Fiscal Year Ended September 31, 2018

Current Independent Trustees	Aggregate Compensation from the Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$234,405	$331,750
James D. Gressett	211,036	300,000
Joseph Harroz, Jr.	302,817	428,000
Glendon E. Johnson, Jr.	219,989	309,250
Frank J. Ross, Jr.	229,959	325,000
Michael G. Smith	232,473	328,000
Edward M. Tighe	232,473	328,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$75,000
James D. Gressett	50,000
Joseph Harroz, Jr.	42,000
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	0
Michael G. Smith	145,625
Edward M. Tighe	128,000

Aggregate Compensation for the Fiscal Year Ended December 31, 2017

Current Independent Trustees	Aggregate Compensation from Ivy VIP	Aggregate Compensation from InvestEd	Total Compensation from the Fund Complex
James M. Concannon	$51,627	$1,832	$316,000
James D. Gressett	45,685	1,623	298,000
Joseph Harroz, Jr.	66,546	2,361	418,250
Glendon E. Johnson, Jr.	47,078	1,672	306,750
Frank J. Ross, Jr.	51,110	1,812	310,750
Michael G. Smith	48,434	1,720	315,250
Edward M. Tighe	48,103	1,708	309,250

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$0
James D. Gressett	50,000
Joseph Harroz, Jr.	41,825
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	0
Michael G. Smith	100,000
Edward M. Tighe	123,700

FORM OF PROXY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxypush.com/ivy using your proxy control number found below

3. By PHONE when you dial toll-free 1-866-648-8136 to reach an automated touchtone voting line

CONTROL NUMBER

Ivy Funds

Ivy NextShares

InvestEd Portfolios

Ivy Variable Insurance Portfolios

JOINT SPECIAL MEETING OF THE SHAREHOLDERS ON APRIL 26, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

The undersigned, having received Notice of the April 26, 2019 Joint Special Meeting of Shareholders (the “Meeting”) of Ivy Funds, Ivy NextShares, InvestEd Portfolios and Ivy Variable Insurance Portfolios (the “Trusts”), on behalf of each of their series (each, a “Fund” and collectively, the “Funds”) and the related Proxy Statement, hereby appoints Jennifer K. Dulski and Scott J. Schneider as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting of the Trusts to be held at 6300 Lamar Avenue, Overland Park, Kansas on April 26, 2019 at 2:00 p.m., Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trusts or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on April 26, 2019. The proxy statement for this meeting is available at: www.proxypush.com/ivy.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

NOTE: Please sign exactly as your name appears on the proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporate, the signature should be that of an authorized officer who should state his or her title.	SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

This proxy is solicited on behalf of the Board of Trustees of each Trust. It will be voted as specified. If no specification is made, this proxy shall be voted IN FAVOR of each proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

TO VOTE, MARK CIRCLE(S) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

1. To elect eleven (11) trustees to the Board of Trustees of each Trust:

To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. James M. Concannon	02. James D. Gressett	03. Joseph Harroz, Jr.	04. Glendon E. Johnson, Jr.
05. Frank J. Ross, Jr.	06. Michael G. Smith	07. Edward M. Tighe	08. Henry J. Herrmann
09. H. Jeffrey Dobbs	10. Sandra Lawrence	11. Philip J. Sanders

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	FOR	AGAINST	ABSTAIN
2. To Approve a Change to the Classification of the Fund from “Diversified” to “Non-Diversified.”

For Ivy Energy Fund

For Ivy VIP Energy

For Ivy Natural Resources Fund

For Ivy VIP Natural Resources

3. To Approve a Change to the Fundamental Investment Policy Regarding Concentration

For Ivy Natural Resources Fund

For Ivy VIP Natural Resources

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE